UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08234

TIFF Investment Program
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA	19087
(Address of chief executive offices)	(Zip code)

Richard J. Flannery

President and Chief Executive Officer

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Bruce G. Leto

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:   610.684.8000

Date of fiscal year end:   12/31/2014

Date of reporting period:   1/1/14 – 12/31/14

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/14 through 12/31/14 is filed herewith)

TIFF Investment Program
2014 Annual Report	DECEMBER 31, 2014

About TIFF

The Investment Fund for Foundations (TIFF), founded in 1991, is a not-for-profit organization that seeks to improve the investment returns of endowed non-profits by making available to them a series of multi-manager investment strategies, plus resources aimed at enhancing fiduciaries’ knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of two mutual funds at present: TIFF Multi-Asset Fund (MAF) and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for the fund as well as for the all-important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund’s assets.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2014. Additional information regarding the performance of the mutual funds described herein has been provided to members via the TIFF Multi-Asset Fund quarterly reports and at www.tiff.org for STF reporting.

For Further Information

As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

February 27, 2015

Copyright © 2015 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

TIFF Multi-Asset Fund
December 31, 2014
Portfolio Management Review (Unaudited)

Strategy Overview

The fund seeks to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation plus 5% per annum through a globally diversified portfolio. Such diversification is designed to constitute a hedge against catastrophic losses during times when the fund’s main engine of growth — its total return segment — may be misfiring. MAF’s asset mix is designed not to outperform the best-performing asset class in any given year but rather to produce satisfactory real returns over time periods appropriate to perpetual life charities. The fund rebalances segment weights in a manner designed to exploit capital markets’ mean-reverting tendencies while being cognizant of trading costs. MAF generally maintains its desired alignment of exposures versus the CI by deploying equity futures, currency futures, Treasury futures, and swaps as needed. On occasion, the fund has used options as a hedging device when pricing is deemed attractive.

Performance Review

TIFF Multi-Asset Fund’s (MAF) performance in 2014 was disappointing. MAF gained 1.0% before the deduction of entry and exit fees. This performance lagged MAF’s primary benchmark of CPI +5%, which was up 5.8% for the year. For complete, annualized performance data, please see the table on page 4.

MAF’s return also fell short of the performance of the MAF Constructed Index (CI), which returned 1.7%*, and the 65/35 Mix (65% MSCI All Country World Index, 35% Barclays US Aggregate Bond Index), which gained 4.8%. Three primary attribution categories tracked by TAS — manager excess returns (net returns vs. a benchmark TAS assigns internally), segment tilts (allocation decisions by TAS that vary from the CI), and fund expenses — each dragged moderately on MAF’s performance relative to the CI during 2014. Most of the manager excess return drag occurred within global equity strategies pursued by external managers. The press has covered well the challenges active managers faced during the year and the strong flows into index funds that bolstered capitalization-weighted equity index returns throughout the year. MAF’s long-oriented equity managers were not immune to these challenges, collectively accounting for about 0.3% of return drag relative to the CI. MAF’s segment tilts and other tactics (including economic and industry sector selection and style biases) detracted 0.2% from 2014 performance relative to the CI, mostly due to a consistent underweight to high yield bonds throughout the year and a tilt favoring non-US equities in a year when US equities substantially outperformed.

*	Performance of the CI generated after June 30, 2009, is reduced by 20 basis points per annum, prorated monthly. See Note to Fund Performance on page 5 for details and description of the CI.

Barclays US Aggregate Bond Index.  The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment grade, fixed-rate, taxable bond market. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors. This index is a component of the US Universal index in its entirety.

Barclays US Breakeven Inflation Aggregate Index.  The Barclays US Breakeven Inflation Aggregate Index is designed to provide a benchmark for investors seeking to track the “breakeven” rate of inflation in the United States by capturing the return of simultaneous long positions in US Treasury Inflation Protected Securities (“TIPS”) across the entire term structure of the TIPS market and short positions in corresponding comparable nominal US Treasury bonds (traditional US Treasury bonds paying a fixed rate of interest). The index also includes a return on cash lent to facilitate the short transactions. The “breakeven” rate of inflation is the level of inflation required for TIPS to approximate the performance of nominal US Treasury bonds with equivalent duration. The index is rebalanced monthly.

Barclays US Government Inflation-Linked Bond Index.  The Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining to maturity on the index rebalancing date (the last calendar day of each month) and total outstanding issue size of $500 million or more. Bonds must be capital-indexed and linked to an eligible inflation index. The bonds are denominated in US dollars and pay coupon and principal in US dollars. The notional coupon of a bond must be fixed or zero and the bond must settle on or before the monthly rebalancing date to be eligible for the index.

Barclays US High Yield 2% Issuer Capped Bond Index.  The Barclays US High Yield 2% Issuer Capped Bond Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. To be eligible for this index, bonds must also have at least one year to final maturity and at least $150 million outstanding par value. This index limits issuer exposures to 2% of the total market value of the index, and any excess market value is redistributed to the issuers below the cap on a pro rata basis. The index is rebalanced monthly.

TIFF Multi-Asset Fund
December 31, 2014
Portfolio Management Review (Unaudited) (continued)

Performance Review (continued)

MAF’s 2014 return relative to the 65/35 Mix was meaningful, at -3.8%. Most of the shortfall (approximately 2.5%) was attributable to MAF’s US Treasury debt positions, which managed to lose money in a year when the Barclays US Aggregate Bond Index gained 6.0%. Unlike the Barclays index — which comprises mostly intermediate- to long-dated Treasuries, corporates, and securitized bonds — MAF’s fixed income holdings were concentrated in short-term Treasury bills and Treasury Inflation-Protected Securities (TIPS), both outright and in breakeven, or hedged, form. This posture, emphasizing shorter duration holdings, caused MAF to miss out on most of the gains associated with declining interest rates during 2014, and the TIPS Breakeven position experienced outright losses as inflation expectations diminished. Another 0.9% of MAF’s return shortfall was attributable to the different forms of equity allocations in MAF compared to the 65/35 Mix. The entire equity drag (and then some) came from MAF’s underweight to US stocks during the year. US stocks comprised roughly 20% of MAF’s assets throughout 2014, compared with closer to one third of the 65/35 Mix. This difference in exposures is partly a policy decision and partly a strategic decision. From a policy standpoint, MAF’s portfolio is significantly more diversified across asset classes and strategies than the 65/35 Mix, and those diversifying allocations necessarily reduce the amount of capital left for the basic mix of equities and fixed income. TAS believes that diversification has helped the fund over the years, but it certainly did not do so in 2014. From a strategic standpoint, TAS’s asset allocation framework is valuation sensitive, and thus favored non-US stocks over more fully priced US ones throughout 2014. The S&P 500 Index returned 13.7% in 2014, outperforming almost all of the diversifying segments to which TAS allocated capital, specifically non-US stocks (MSCI All Country World Index ex-USA, which returned -3.9%) high yield bonds (Barclays US High Yield 2% Issuer Capped Index, which returned +2.5%), and especially commodities (Bloomberg Commodity Index Total Return, which returned -17.0%), with the one exception being global Real Estate Investment Trusts, or REITs (the FTSE EPRA/NAREIT Developed Index returned +15.9%).

Bloomberg Commodity Index Total Return.  The Bloomberg Commodity Index Total Return comprises futures contracts on 22 exchange-traded physical commodities. The index reflects the return on fully collateralized futures positions and on cash collateral invested in 13-week US Treasury bills. Futures contracts are rolled prior to maturity. The index is subject to certain diversification rules, which are applied annually, and is re-balanced annually on a price-percentage basis in order to maintain diversified commodities exposure over time.

BofA Merrill Lynch US 6-Month Treasury Bill Index.  The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year bill to be selected.

MSCI All Country World Index ex-USA. The MSCI All Country World Index ex-USA captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 23 Emerging Markets countries. With 1,840 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

FTSE EPRA/NAREIT Developed Index.  The FTSE EPRA/NAREIT Developed Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of listed real estate companies and REITS in developed markets worldwide, principally North America, Europe and Asia. The European Public Real Estate Association (EPRA) represents the European public real estate sector. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies in the US.

S&P 500 Index.  The S&P 500 Index includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

See additional index descriptions on pages 4 and 5.

One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.

TIFF Multi-Asset Fund
December 31, 2014

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting TIFF's website at www.tiff.org. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, below investment grade bonds, and real-estate oriented investments; and engages in short-selling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund's assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor's or Baa by Moody's) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” Investors should be aware of the risks involved with investing in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/14

	Calendar Year 2014	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	1.00%	9.50%	7.87%	7.48%	8.14%	369.18%
After Deduction of Entry/Exit Fees	0.01%	9.14%	7.66%	7.37%	8.08%	364.51%
MSCI ACW Index*	4.16%	14.10%	9.17%	6.09%	6.95%	276.95%
CPI + 5% per annum**	5.79%	6.39%	6.77%	7.22%	7.35%	305.78%
MAF Constructed Index***	1.68%	7.45%	6.4%	5.78%	7.39%	309.05%
65/35 Mix****	4.81%	10.11%	7.85%	5.99%	6.97%	278.31%

Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2013 was 1.97% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2013, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The annualized expense ratio has been restated here and in the prospectus to show an estimate of what the fund's expenses would have been in 2013 had certain money manager and acquired fund changes that occurred during and after 2013 been in effect for all of 2013. The expense ratio may differ for 2014.

Commencement of operations was March 31, 1995.  The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	The MSCI ACW (All Country World) IndexSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. MSCI ACW Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. Please note that this index is 100% stocks whereas MAF normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI ACW Index is presented as a benchmark for the fund solely to comply with SEC regulations. One cannot invest directly in an index.

TIFF Multi-Asset Fund
December 31, 2014
**	The CPI (Consumer Price Index — All Urban Consumers) is a widely recognized measure of US inflation, representing changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for MAF because, in the opinion of TIP’s trustees, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most MAF members are subject.
***	At December 31, 2014, the Constructed Index comprised segment benchmarks at the following weights: 51% MSCI All Country World Index; 6% Barclays US High Yield 2% Issuer Capped Bond Index; 5% Bloomberg Commodity Index Total Return; 5% FTSE EPRA/NAREIT Developed Index; 10% Barclays US Government Inflation-Linked Bond Index; 10% Barclays US Breakeven Inflation Aggregate Index; and 13% BofA Merrill Lynch US 6-Month Treasury Bill Index. Performance of the Constructed Index generated after June 30, 2009, is reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflects an estimate of the costs of investing in the Constructed Index's segments through index funds or other instruments and is designed to facilitate a comparison of passive investment strategies with active portfolio management. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The allocations, segment weights, and segment benchmarks of the Constructed Index have varied over time and the performance presented for the Constructed Index reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.
****	65/35 Mix consists of 65% MSCI All Country World Index and 35% Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each quarter-end; those before July 1, 2009, reflect month-end rebalancing.
Performance of a $2,500,000 Investment (Unaudited)	Ten year period ended 12/31/14

Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Multi-Asset Fund
December 31, 2014

Manager Allocation Changes

MAF’s roster of external managers changed materially during 2014 as TAS replaced retiring external managers and sought to diversify MAF’s strategies in order to enhance its long-term performance prospects. In Q1, a change to the mandate for a portion of the capital managed by London-based Marathon Asset Management resulted in a transition from a global equity strategy to a strategy of pursuing emerging market stocks. TAS believed that the excess return opportunity for Marathon in emerging markets was both significant and complementary to MAF’s other active equity strategies. Given the reasonable valuations TAS perceived in some emerging markets at the time, TAS sought to increase actively managed exposure in those regions.

Two of MAF’s external managers decided during Q1 to retire at or around quarter-end, liquidate their portfolios, and return capital to outside investors. Having struggled to attract sufficient capital and to attract and retain top-flight staff — despite generating returns that TAS viewed as well within the range of expectations — Sam Morland decided to wind down OVS Capital. Over the two-plus years during which OVS managed assets for MAF, MAF’s account compounded at a rate that exceeded the annualized volatility of its monthly returns. The second retirement announcement came from Bob Karr at Joho Capital, manager of a fund in which MAF had long been invested. After 17-plus years of compounding clients’ capital and his own at pleasing rates, Bob decided to return capital to outside investors and convert Joho, an Asia-focused shop, to a family office.

At or around the end of Q2, MAF’s roster of managers showed two important transitions. First, MAF invested 3% of its capital in a hedge fund managed by New York-based Hudson Bay Capital. Founded in 2005 by Sander Gerber, Hudson Bay pursues investment returns that generally tend to be uncorrelated with financial markets through a multi-strategy, relative value approach. The strategies are run with the intent to remain indifferent to market movements, reflected in the fund’s historical correlation to equities at close to zero. The addition of this manager helped replace some of the exposures that departed MAF in Q1, particularly some of the relative value exposures pursued by OVS. Additionally, the Hudson Bay allocation reduced the equity sensitivity of MAF’s illiquid positions. The other change involved London-based Sleep, Zakaria & Co., which shut its doors during the second quarter. Nick Sleep and Qais Zakaria posted truly admirable returns as stewards of The Nomad Investment Partnership, in which MAF was invested.

Other than a small additional allocation to MAF’s TIPS mandate with Amundi Smith Breeden (increasing the TIPS allocation from 5% to 8%), the only other manager allocation made in Q3 was to SummerHaven Investment Management, a manager new to MAF. SummerHaven, based in New Haven, Connecticut, was founded in 2009 by Geert Rouwenhorst, a Yale professor, and Ashraf Rizvi, who had previously led commodities trading at UBS. Their flagship fund, the SummerHaven Commodities Fund (SCF), is a diversified portfolio of long futures contracts in commodities with low inventories. SummerHaven’s research shows that commodities with little available inventory have tended to exhibit high future price volatility, and investors willing to absorb that volatility have the potential to earn a higher rate of return than an investor would normally receive from allocating to a basket of commodities. Their research also shows that the diversification of an equally weighted portfolio of low-inventory commodities has generated volatility and correlation characteristics on par with widely followed commodity indices, resulting in a better risk-adjusted return than the traditional more highly concentrated commodity futures indexes. Of course, there can be no assurance that SCF will perform in line with SummerHaven’s research, however, since the strategy’s launch in 2009 it has consistently outperformed the more widely used Bloomberg Commodity Index.

Two significant manager allocations occurred in Q4, as did one manager termination. A subsequent investment into SCF in Q4 brought the total allocation to 3.5% of MAF’s assets. The capital for the SCF allocation came from a full redemption from the PIMCO Commodity Real Return Strategy Fund. Since 2008, PIMCO’s fund offered MAF a reasonable exposure to commodities that satisfied the tax, liquidity, and affiliation constraints imposed by mutual fund rules. However, the excess return over the collateral-adjusted Bloomberg Commodity Index was small. TAS believes SummerHaven’s investment philosophy, research capabilities, and smaller firm size give the firm a slight advantage over PIMCO that may lead to better risk-adjusted returns. While not significantly changing the commodities weight in MAF (about 5%), the move concentrates the commodities segment in SummerHaven’s actively managed portfolio.

TIFF Multi-Asset Fund
December 31, 2014

Manager Allocation Changes (continued)

Also in Q4, TAS added Kopernik Global Investors to MAF’s roster of equity managers in the final days of 2014 at an initial weight of almost 4%. David Iben, whose highly successful investment career spans 30-plus years, founded Kopernik in July 2013 to pursue a value-oriented investment approach with broad flexibility as to how to define, and where to find, value. Kopernik’s investment process is index agnostic resulting in an investment portfolio that, although at times well-diversified in the number of stocks, is often concentrated in themes, industries, and/or countries. As of year-end, Kopernik had significant allocations to emerging markets and to asset-heavy businesses, including mining and infrastructure companies. When allocating capital to a new manager, TAS often reduces other equity exposure by selling passive investments or by full or partial redemptions from other equity managers pursuing similar strategies. In this case, TAS decided to allow the Kopernik allocation to increase MAF’s equity exposure (from 50% to 54% of assets). Two factors drove this decision: (1) there was a desire to increase risk in MAF, and the distressed prices at which many Kopernik portfolio companies trade offer unusual risk/reward ratios; and (2) Kopernik’s portfolio contained very few overlapping positions with MAF’s other equity managers’ portfolios, allowing for potential diversification benefits. The capital was raised by reducing MAF’s TIPS Breakeven position. TAS also believes that Kopernik’s portfolio has the potential under many circumstances to be at least as good an inflation hedge as a TIPS Breakeven position, while offering, in TAS’s view, a higher return opportunity. Of course, there’s no free lunch: TAS expects the Kopernik allocation to be much more volatile than the Breakeven exposure, and it could suffer significant drawdowns or permanent losses of capital should the market continue to see less value in these names than Kopernik sees or should Kopernik’s analysis prove to be flawed.

Summary Schedule of Investments (Unaudited)

Foreign Common Stocks	25.8%
US Common Stocks	22.3%
Private Investment Funds	17.2%
US Treasury Bonds/Notes	12.1%
US Treasury Bills	9.7%
Repurchase Agreement Used for Cash Management Purposes	7.4%
Exchange-Traded Funds (ETFs)	6.7%
Mortgage-Backed Securities	1.5%
Asset-Backed Securities	0.9%
Preferred Stocks	0.3%
Participation Notes	0.2%
Publicly Traded Limited Partnership	0.1%
Warrants	0.0%
Corporate Bonds	0.0%
Total Investments	104.2%
Securities Sold Short	(2.3)%
Liabilities in Excess of Other Assets	(4.2)%
Net Assets	100.0%

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Multi-Asset Fund
December 31, 2014
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Including Interest and Dividend Expense**			Excluding Interest and Dividend Expense**
	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expense Paid During the Period* 7/1/14 – 12/31/14	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expense Paid During the Period* 7/1/14 – 12/31/14
1) Actual	$1,000.00	$971.40	$5.22	$1,000.00	$971.40	$3.93
2) Hypothetical	$1,000.00	$1,019.91	$5.35	$1,000.00	$1,021.22	$4.02
*	Expenses are equal to the fund’s annualized expense ratio of 1.05% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.79%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds' total return.
**	Interest expense is interest paid on securities sold short and reverse repurchase agreements (see Note 7); dividend expense is dividends paid on securities sold short.

TIFF Multi-Asset Fund
December 31, 2014
Financial Highlights

	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
For a share outstanding throughout each period
Net asset value, beginning of year	$16.26	$15.80		$14.54	$15.55	$14.39
Income (loss) from investment operations
Net investment income (a)	0.09	0.01 (b)		0.17	0.26	0.19
Net realized and unrealized gain (loss) on investments	0.05	2.15		1.84	(0.54)	1.67
Total from investment operations	0.14	2.16		2.01	(0.28)	1.86
Less distributions from
Net investment income	(0.11)	(0.17)		(0.30)	(0.07)	(0.70)
Net realized gains	(0.99)	(1.55)		(0.47)	(0.54)	(0.01)
Return of capital	—	—		—	(0.13)	—
Total distributions	(1.10)	(1.72)		(0.77)	(0.74)	(0.71)
Entry/exit fee per share (a)	0.01	0.02		0.02	0.01	0.01
Net asset value, end of year	$15.31	$16.26		$15.80	$14.54	$15.55
Total return (c)	1.00%	14.02%		14.00%	(1.70)%	13.18%
Ratios/supplemental data
Net assets, end of year (000s)	$5,757,318	$5,770,761		$4,923,265	$4,164,070	$3,876,799
Ratio of expenses to average net assets, before waivers (d)	1.18%	1.31%		0.94%	0.67%	0.81%
Ratio of expenses to average net assets, after waivers (d)	1.18%	1.31	%(b)	0.94%	0.67%	0.81%
Ratio of expenses to average net assets, excluding interest and dividend expense (d)	0.85%	0.90%		0.81%	0.61%	0.76%
Ratio of net investment income to average net assets	0.52%	0.06	%(b)	1.07%	1.66%	1.28%
Portfolio turnover	94%	106%		54%	42%	48%

(a)	Calculation based on average shares outstanding.
(b)	Net of fees and expenses waived. An expense waiver was in place for only a portion of 2013. The impact of the fee waiver as a ratio to average net assets was 0.00%.
(c)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member's purchase or redemption transaction. Therefore, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(d)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds' total return.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Number of Shares	Value
Investments — 104.2% of net assets
Common Stocks — 48.1%
US Common Stocks — 22.3%
Aerospace & Defense — 0.3%
Exelis, Inc.	560,482	$9,825,250
General Dynamics Corp.	5,710	785,810
Lockheed Martin Corp.	13,700	2,638,209
Northrop Grumman Corp.	7,600	1,120,164
		14,369,433
Air Freight & Logistics — 0.2%
FedEx Corp.	61,200	10,627,992
Airlines — 0.9%
American Airlines Group, Inc.	122,964	6,594,559
AMR Corp. (a) (b) (c) (d)	260,322	538,867
Delta Air Lines, Inc.	707,180	34,786,184
SkyWest, Inc.	215,957	2,867,909
Southwest Airlines Co.	64,000	2,708,480
United Continental Holdings, Inc. (a)	91,225	6,102,040
		53,598,039
Automobiles — 0.1%
General Motors Co.	175,272	6,118,746
Beverages — 0.2%
Constellation Brands, Inc., Class A (a)	64,316	6,313,902
Dr Pepper Snapple Group, Inc.	28,700	2,057,216
Monster Beverage Corp. (a)	22,100	2,394,535
		10,765,653
Biotechnology — 0.1%
Biogen Idec, Inc. (a)	7,700	2,613,765
Celgene Corp. (a)	11,200	1,252,832
Gilead Sciences, Inc. (a)	33,500	3,157,710
		7,024,307
Building Products — 0.2%
USG Corp. (a)	327,700	9,172,323
Capital Markets — 0.7%
Goldman Sachs Group, Inc. (The)	162,166	31,432,636
Northern Trust Corp.	111,900	7,542,060
		38,974,696
Chemicals — 0.6%
Air Products & Chemicals, Inc.	37,411	5,395,788
Axiall Corp.	238,000	10,107,860
Calgon Carbon Corp. (a)	346,100	7,191,958
CF Industries Holdings, Inc.	5,800	1,580,732
LyondellBasell Industries NV, Class A	24,100	1,913,299
WR Grace & Co. (a)	93,022	8,873,369
		35,063,006
Commercial Banks — 0.5%
Huntington Bancshares Inc.	89,660	943,223
Wells Fargo & Co.	470,001	25,765,455
		26,708,678
Commercial Services & Supplies — 0.4%
ADT Corp. (The)	286,685	10,386,598
Covanta Holding Corp.	80,010	1,761,020

	Number of Shares	Value
Interface, Inc.	106,983	$1,762,010
KAR Auction Services, Inc.	195,933	6,789,078
		20,698,706
Computers & Peripherals — 0.5%
Apple, Inc.	73,500	8,112,930
EMC Corp.	209,400	6,227,556
Hewlett-Packard Co.	67,200	2,696,736
SanDisk Corp.	109,904	10,768,394
Western Digital Corp.	21,900	2,424,330
		30,229,946
Construction & Engineering — 0.0%
Layne Christensen Co. (a)	212,596	2,028,166
Consumer Finance — 0.4%
Ally Financial, Inc. (a)	25,600	604,672
American Express Co.	175,314	16,311,215
Capital One Financial Corp.	29,400	2,426,970
Discover Financial Services	34,100	2,233,209
		21,576,066
Containers & Packaging — 0.3%
Avery Dennison Corp.	194,600	10,095,848
Sealed Air Corp.	230,324	9,772,647
		19,868,495
Diversified Financial Services — 0.7%
Citigroup, Inc.	28,000	1,515,080
JPMorgan Chase & Co.	583,459	36,512,864
Moody's Corp.	19,350	1,853,924
		39,881,868
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	188,300	6,324,997
CenturyLink, Inc.	51,900	2,054,202
Level 3 Communications, Inc. (a)	278,180	13,736,528
Verizon Communications, Inc.	203,600	9,524,408
		31,640,135
Electric Utilities — 0.1%
Edison International	34,000	2,226,320
Entergy Corp.	13,600	1,189,728
		3,416,048
Electronic Equipment, Instruments & Components — 0.3%
Checkpoint Systems, Inc. (a)	374,426	5,140,869
Corning, Inc.	103,400	2,370,962
Knowles Corp. (a)	419,394	9,876,729
		17,388,560
Energy Equipment & Services — 0.1%
Baker Hughes, Inc.	17,600	986,832
Cameron International Corp. (a)	42,500	2,122,875
Halliburton Co.	42,900	1,687,257
Nabors Industries, Ltd.	128,700	1,670,526
		6,467,490
Food & Staples Retailing — 0.8%
Kroger Co. (The)	36,400	2,337,244
Smart & Final Stores, Inc. (a)	207,594	3,265,454
Sysco Corp.	208,400	8,271,396
Wal-Mart Stores, Inc.	328,036	28,171,732

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Number of Shares	Value
Whole Foods Market, Inc.	46,827	$2,361,017
		44,406,843
Food Products — 0.5%
Archer-Daniels-Midland Co.	33,800	1,757,600
Bunge, Ltd.	18,500	1,681,835
ConAgra Foods, Inc.	97,900	3,551,812
Ingredion, Inc.	85,000	7,211,400
Kraft Foods Group, Inc.	68,466	4,290,080
Mondelez International, Inc.	238,000	8,645,350
Tyson Foods, Inc., Class A	52,500	2,104,725
		29,242,802
Health Care Equipment & Supplies — 0.1%
Baxter International, Inc.	97,900	7,175,091
Health Care Providers & Services — 0.7%
Aetna, Inc.	23,110	2,052,861
AmerisourceBergen Corp.	25,200	2,272,032
BioScrip, Inc. (a)	294,069	2,055,542
Cardinal Health, Inc.	28,900	2,333,097
CIGNA Corp.	17,400	1,790,634
Community Health Systems, Inc. (a)	88,940	4,795,645
Express Scripts Holding Co. (a)	30,900	2,616,303
HCA Holdings, Inc. (a)	28,400	2,084,276
Humana, Inc.	10,000	1,436,300
McKesson Corp.	12,000	2,490,960
UnitedHealth Group, Inc.	95,800	9,684,422
VCA Antech, Inc. (a)	153,743	7,498,046
		41,110,118
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc. (a)	403,577	5,153,678
Hotels, Restaurants & Leisure — 0.5%
Carnival Corp.	175,700	7,964,481
Jamba, Inc. (a)	74,037	1,117,218
La Quinta Holdings, Inc. (a)	219,900	4,850,994
McDonald's Corp.	53,800	5,041,060
Wyndham Worldwide Corp.	8,000	686,080
Yum! Brands, Inc.	101,500	7,394,275
		27,054,108
Household Durables — 0.3%
Toll Brothers, Inc. (a)	190,600	6,531,862
WCI Communities, Inc. (a)	285,200	5,584,216
Whirlpool Corp.	12,900	2,499,246
		14,615,324
Household Products — 0.1%
Procter & Gamble Co. (The)	55,100	5,019,059
Independent Power Producers & Energy Traders — 0.0%
AES Corp. (The)	113,600	1,564,272
Industrial Conglomerates — 0.1%
General Electric Co.	273,800	6,918,926
Insurance — 0.5%
Allstate Corp. (The)	37,200	2,613,300
American International Group, Inc.	48,600	2,722,086
Assurant, Inc.	13,970	955,967
Everest Re Group, Ltd.	51,900	8,838,570

	Number of Shares	Value
Loews Corp.	215,000	$9,034,300
Travelers Companies, Inc. (The)	23,700	2,508,645
Unum Group	32,000	1,116,160
		27,789,028
Internet & Catalog Retail — 0.5%
Amazon.com, Inc. (a)	75,397	23,399,459
Expedia, Inc.	23,300	1,988,888
Netflix, Inc. (a)	17,018	5,813,519
		31,201,866
Internet Software & Services — 0.3%
ChannelAdvisor Corp. (a)	28,900	623,662
Google, Inc., Class A (a)	6,031	3,200,411
LinkedIn Corp. (a)	47,948	11,014,135
Twitter, Inc. (a)	26,592	953,855
VeriSign, Inc. (a)	26,900	1,533,300
		17,325,363
IT Services — 0.6%
Cognizant Technology Solutions Corp. (a)	90,404	4,760,675
Computer Sciences Corp.	23,400	1,475,370
International Business Machines Corp. (IBM)	86,626	13,898,275
Lionbridge Technologies, Inc. (a)	508,525	2,924,019
Mastercard, Inc.	24,600	2,119,536
Visa, Inc., Class A	34,123	8,947,050
Western Union Co. (The)	119,100	2,133,081
		36,258,006
Leisure Equipment & Products — 0.0%
Polaris Industries, Inc.	13,400	2,026,616
Life Sciences Tools & Services — 0.2%
PerkinElmer, Inc.	204,050	8,923,106
Machinery — 0.3%
Actuant Corp.	303,000	8,253,720
Lindsay Corp.	107,600	9,225,624
		17,479,344
Media — 1.9%
Cablevision Systems Corp.	620,436	12,805,799
CBS Corp., Class B	72,552	4,015,028
Comcast Corp., Class A	699,938	40,603,403
Gray Television, Inc. (a)	336,158	3,764,970
Live Nation, Inc. (a)	243,338	6,353,555
McGraw-Hill Companies, Inc. (The)	25,200	2,242,296
News Corp., Class A (a)	74,700	1,172,043
Sinclair Broadcast Group, Inc.	418,620	11,453,443
Twenty-First Century Fox, Inc.	161,632	6,207,477
Walt Disney Co. (The)	237,155	22,337,629
		110,955,643
Metals & Mining — 0.4%
Alcoa, Inc.	86,200	1,361,098
Compass Minerals International, Inc.	104,600	9,082,418
Freeport-McMoRan Copper & Gold, Inc.	19,700	460,192
Newmont Mining Corp.	298,597	5,643,483
TimkenSteel Corp.	221,855	8,215,291
		24,762,482

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Number of Shares	Value
Multiline Retail — 0.1%
Kohl's Corp.	35,200	$2,148,608
Macy's, Inc.	38,100	2,505,075
		4,653,683
Office Electronics — 0.0%
Xerox Corp.	156,300	2,166,318
Oil, Gas & Consumable Fuels — 0.7%
Chesapeake Energy Corp.	551,100	10,785,027
Harvest Natural Resources, Inc. (a)	443,434	802,615
Marathon Petroleum Corp.	26,800	2,418,968
Murphy Oil Corp.	90,700	4,582,164
Peabody Energy Corp.	857,363	6,635,990
Phillips 66	11,900	853,230
Tesoro Corp.	29,600	2,200,760
Valero Energy Corp.	46,400	2,296,800
WPX Energy, Inc. (a)	626,700	7,288,521
		37,864,075
Pharmaceuticals — 0.5%
Merck & Co., Inc.	86,000	4,883,940
Mylan, Inc. (a)	9,800	552,426
Pfizer, Inc.	561,757	17,498,731
Zoetis, Inc.	92,700	3,988,881
		26,923,978
Real Estate — 0.0%
CBRE Group, Inc. (a)	42,560	1,457,680
Real Estate Investment Trusts (REITs) — 3.2%
Agree Realty Corp.	173,200	5,384,788
Alexander's, Inc.	27,768	12,139,614
Brandywine Realty Trust	416,700	6,658,866
CBL & Associates Properties, Inc.	1,586,500	30,809,830
CorEnergy Infrastructure Trust, Inc.	588,000	3,810,240
Douglas Emmett, Inc.	330,800	9,394,720
Gramercy Property Trust, Inc.	1,119,500	7,724,550
Highwoods Properties, Inc.	151,167	6,693,675
Mack-Cali Realty Corp.	130,300	2,483,518
Mid-America Apartment Communities, Inc.	94,500	7,057,260
National Health Investors, Inc.	51,200	3,581,952
Outfront Media, Inc.	933,803	25,063,273
SL Green Realty Corp.	112,600	13,401,652
Starwood Property Trust, Inc.	440,164	10,229,411
Starwood Waypoint Residential Trust	29,165	769,081
Ventas, Inc.	134,100	9,614,970
Vornado Realty Trust	189,700	22,329,587
Washington Prime Group, Inc.	493,400	8,496,348
		185,643,335
Road & Rail — 0.0%
Union Pacific Corp.	12,400	1,477,212
Semiconductors & Semiconductor Equipment — 0.4%
Cabot Microelectronics Corp. (a)	52,700	2,493,764
Entegris, Inc. (a)	703,200	9,289,272
Intel Corp.	101,500	3,683,435
Lam Research Corp.	29,500	2,340,530
Micron Technology, Inc. (a)	67,500	2,363,175

	Number of Shares	Value
SunEdison, Inc. (a)	213,389	$4,163,219
		24,333,395
Software — 0.6%
Cadence Design Systems, Inc. (a)	316,938	6,012,314
Microsoft Corp.	321,260	14,922,527
MicroStrategy, Inc., Class A (a)	25,953	4,214,767
Oracle Corp.	171,800	7,725,846
SolarWinds, Inc. (a)	85,171	4,244,071
		37,119,525
Specialty Retail — 1.0%
Aaron's, Inc.	372,100	11,375,097
Best Buy Co., Inc.	7,900	307,942
CST Brands, Inc.	140,000	6,105,400
Destination XL Group, Inc. (a)	388,843	2,123,083
Dick's Sporting Goods, Inc.	180,687	8,971,110
GameStop Corp.	15,800	534,040
L Brands, Inc.	214,520	18,566,706
Office Depot, Inc. (a)	710,267	6,090,539
Pep Boys-Manny Moe & Jack (The) (a)	525,305	5,158,495
		59,232,412
Textiles, Apparel & Luxury Goods — 0.4%
Nike, Inc.	260,955	25,090,823
Thrifts & Mortgage Finance — 0.1%
Ladder Capital Corp., Class A (a)	201,538	3,952,160
Washington Mutual, Inc. (a) (c) (d)	33,600	—
		3,952,160
Tobacco — 0.1%
Altria Group, Inc.	21,300	1,049,451
Lorillard, Inc.	34,900	2,196,606
Philip Morris International, Inc.	7,300	594,585
		3,840,642
Trading Companies & Distributors — 0.1%
NOW, Inc. (a)	261,400	6,725,822
United Rentals, Inc. (a)	6,800	693,668
		7,419,490
Total US Common Stocks (Cost $1,083,133,566)		1,285,774,756
Foreign Common Stocks — 25.8%
Argentina — 0.0%
Cresud SACIF y A – SPADR	10,500	105,945
Australia — 0.5%
ALS, Ltd.	43,103	186,510
Alumina, Ltd. (a)	283,761	411,210
Amcor, Ltd.	14,977	164,814
Ansell, Ltd.	3,243	59,202
BHP Billiton, Ltd.	13,380	317,488
BlueScope Steel, Ltd. (a)	71,727	324,804
Coca-Cola Amatil, Ltd.	75,634	572,356
Fairfax Media, Ltd.	319,696	226,378
Goodman Fielder, Ltd.	229,149	119,746
Iluka Resources, Ltd.	38,737	186,215
Metcash, Ltd.	109,495	164,657
Mineral Resources, Ltd.	518,800	3,175,398
Newcrest Mining, Ltd. (a)	1,075,701	9,578,732

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Number of Shares	Value
Orica, Ltd.	16,420	$251,649
Premier Investments, Ltd.	7,652	61,115
QBE Insurance Group, Ltd. – ASE Shares	311,306	2,823,670
SAI Global, Ltd.	50,820	164,870
Santos, Ltd.	13,123	88,663
Scentre Group (a)	1,387,459	3,945,297
Sigma Pharmaceuticals, Ltd.	314,238	188,449
Toll Holdings, Ltd.	66,682	317,381
Transpacific Industries Group, Ltd.	325,818	228,171
Westfield Corp. – REIT	970,405	7,094,847
		30,651,622
Austria — 0.0%
Andritz AG	4,887	268,572
Oesterreichische Post AG	10,266	500,530
Wienerberger AG	30,912	425,839
		1,194,941
Belgium — 0.0%
Ageas, Strip VVPR (a) (d)	1,966	2
Anheuser-Busch InBev NV	17,355	1,953,023
		1,953,025
Brazil — 0.3%
B2W Cia Digital (a)	256,156	2,146,656
Brasil Pharma SA (a) (d)	736,483	719,516
BrasilAgro – Co. Brasileira de Propriedades Agricolas	10,600	36,267
CCR SA	411,100	2,360,537
Centrais Eletricas Brasileiras SA – ADR (a)	9,413	27,015
EDP – Energias do Brasil SA	1,093,600	3,663,600
Grupo BTG Pactual (UNIT)	106,400	1,116,299
LPS Brasil Consultoria de Imoveis SA	433,300	1,047,336
MRV Engenharia e Participacoes SA	1,196,000	3,345,214
SLC Agricola SA	103,400	546,302
Totvs SA	226,100	2,974,946
		17,983,688
Canada — 1.0%
Barrick Gold Corp.	585,502	6,294,146
Cameco Corp. – NYSE Shares	575,895	9,450,437
Centerra Gold, Inc.	585,287	3,042,807
Dominion Diamond Corp. (a)	241,317	4,334,053
Dundee Corp., Class A (a)	144,408	1,592,242
Dundee Precious Metals, Inc. (a)	733,383	1,729,617
Gabriel Resources, Ltd. (a)	1,466,000	498,425
Ivanhoe Mines, Ltd., Class A (a)	1,176,200	1,032,642
Kinross Gold Corp. (a)	1,820,885	5,134,896
Kirkland Lake Gold, Inc. (a)	209,298	603,502
Lundin Gold, Inc. (a)	900,000	3,230,332
Magna International, Inc.	19,700	2,141,193
Maple Leaf Foods, Inc. – TSE Shares	183,448	3,074,309
Northern Dynasty Minerals, Ltd. (a)	202,302	82,033
NOVAGOLD Resources, Inc. (a)	1,064,190	3,139,361
Silver Standard Resources, Inc. (a)	461,957	2,312,095
Sprott, Inc.	1,568,934	3,295,059
Tahoe Resources, Inc.	162,877	2,264,128
Turquoise Hill Resources, Ltd. (a)	937,500	2,906,250

	Number of Shares	Value
Uranium Participation Corp. (a)	741,100	$3,285,131
		59,442,658
Chile — 0.1%
Cia Cervecerias Unidas SA	327,567	3,048,601
Cia Cervecerias Unidas SA – ADR	5,694	105,624
Quinenco SA (d)	1,291,703	2,766,143
Sociedad Quimica y Minera de Chile SA – SPADR	91,718	2,190,226
		8,110,594
China — 1.1%
Ajisen China Holdings, Ltd.	2,399,000	1,826,136
Alibaba Group Holding, Ltd. (a)	11,888	1,235,639
Baidu, Inc. – SPADR (a)	19,905	4,537,743
Belle International Holdings, Ltd.	2,561,000	2,863,724
China Mengniu Dairy Co., Ltd.	761,000	3,120,488
China Resources Enterprise, Ltd.	2,680,228	5,598,124
China Vanke Co, Ltd. (a)	2,737,000	6,060,072
China XD Plastics Co., Ltd. (a)	196,637	1,067,739
China Yurun Food Group, Ltd. (a)	13,074,000	5,302,400
Daphne International Holdings, Ltd.	2,988,000	1,083,939
Goodbaby International Holdings, Ltd.	40,000	13,889
Griffin Mining, Ltd. (a)	346,188	160,304
Guangshen Railway Co, Ltd.	6,692,000	3,245,667
Guangzhou R&F Properties Co. Ltd. (a)	4,620,400	5,638,214
Li Ning Co., Ltd. (a)	4,246,000	2,034,061
Mindray Medical International, Ltd. – ADR	191,828	5,064,259
Nam Tai Property, Inc.	67,097	318,711
Shimao Property Holdings Ltd.	3,065,500	6,831,972
Shui On Land, Ltd.	3,548,333	843,154
Travelsky Technology, Ltd.	695,000	746,740
Tsingtao Brewery Co., Ltd., Class H	392,000	2,656,455
Wumart Stores, Inc.	1,800,000	1,537,184
		61,786,614
Colombia — 0.0%
Bancolombia SA – SPADR	39,700	1,900,836
Czech Republic — 0.0%
Komercni Banka AS	5,074	1,045,315
Denmark — 0.2%
Carlsberg A/S, Class B	11,271	875,256
Coloplast A/S, Class B	38,445	3,235,806
Danske Bank A/S	7,040	189,479
GN Store Nord (GN Great Nordic) A/S	55,490	1,207,975
Novo Nordisk A/S, Class B	33,844	1,431,994
Topdanmark A/S (a)	8,760	284,923
Vestas Wind Systems A/S (a)	65,058	2,350,184
William Demant Holding A/S (a)	11,509	873,556
		10,449,173
Finland — 0.2%
Cargotec Oyj, Class B	3,528	107,970
Metso Oyj	21,749	648,681
Outokumpu Oyj (a)	1,989	11,301
Sampo Oyj, Class A	60,725	2,847,371

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Number of Shares	Value
Tikkurila Oyj (d)	350,726	$6,149,222
UPM-Kymmene Oyj	125,186	2,055,639
Wartsila Corp.	8,809	395,296
		12,215,480
France — 1.1%
Air France-KLM SA (a)	63,827	610,717
Airbus Group NV	14,372	713,817
Areva SA (a)	112,714	1,234,413
AXA SA	34,148	788,701
BNP Paribas SA	24,559	1,443,192
Carrefour SA	7,183	218,234
Christian Dior SA	35,200	6,014,169
Edenred SA	18,503	513,775
Electricite de France SA	95,812	2,630,889
Eurofins Scientific	2,560	651,860
GDF Suez, Strip VVPR (a) (d)	9,765	12
Groupe Eurotunnel SA	67,376	869,730
Hermes International	1,994	711,009
Imerys SA	1,718	126,692
Lafarge SA	171,800	12,057,670
Legrand SA	27,356	1,432,056
Neopost SA	9,950	564,738
SA des Ciments Vicat	3,643	262,620
Safran SA	147,625	9,086,166
Sanofi SA	104,255	9,501,376
Technip SA	1,848	110,351
Thales SA	6,173	333,071
Total SA	133,932	6,905,430
Vallourec SA	8,610	235,111
Vivendi SA (a)	350,300	8,738,289
		65,754,088
Germany — 1.0%
Adidas AG	206,834	14,415,958
Alstria Office AG – REIT (a)	719,134	8,945,989
Axel Springer AG	2,520	151,978
BASF SE	20,226	1,709,779
Bayerische Motoren Werke AG	14,000	1,520,454
Brenntag AG	3,956	222,602
CTS Eventim AG	15,075	448,051
Deutsche Annington Immobilien SE	356,992	12,143,246
Deutsche Telekom AG	506,242	8,114,185
E.ON AG	29,149	500,546
Fielmann AG	3,851	263,421
Fresenius Medical Care AG & Co.	28,925	2,164,772
GEA Group AG	4,744	210,049
Gerresheimer AG	1,819	98,374
Hannover Rueckversicherung AG	2,172	197,015
SAP AG	93,578	6,616,478
Symrise AG	8,013	485,940
TUI AG – Xetra Shares	21,773	360,884
TUI AG – LSE Shares (a)	60,578	973,439
		59,543,160
Greece — 0.0%
Tsakos Energy Navigation, Ltd.	230,263	1,607,236

	Number of Shares	Value
Hong Kong — 0.9%
Cheung Kong Holdings, Ltd.	780,000	$13,035,221
China Mobile, Ltd.	505,000	5,945,663
Esprit Holdings, Ltd.	577,000	689,635
First Pacific Co., Ltd.	198,000	195,193
Guoco Group, Ltd.	90,000	1,053,868
Hang Lung Properties, Ltd.	1,069,200	2,979,741
Hong Kong & Shanghai Hotels, Ltd. (The)	52,522	77,562
Hopewell Holdings, Ltd. (d)	2,163,000	7,888,773
Hutchison Whampoa, Ltd.	88,000	1,008,606
Jardine Matheson Holdings, Ltd.	12,800	778,896
Melco International Development, Ltd.	6,699,000	14,683,334
Shangri-La Asia Ltd.	484,600	665,577
Yingde Gases	1,528,000	1,070,653
		50,072,722
India — 0.1%
Axis Bank, Ltd. – GDR	131,211	5,117,229
Indonesia — 0.1%
Bank Mandiri Persero Tbk PT	3,405,100	2,939,110
Perusahaan Gas Negara (Persero) Tbk PT	5,944,700	2,863,461
XL Axiata Tbk PT	1,615,000	629,635
		6,432,206
Ireland — 0.2%
CRH plc	4,829	114,698
DCC plc	15,501	851,937
Experian plc	57,905	976,725
Governor & Co. of the Bank of Ireland (The) (a)	4,422,433	1,648,911
Independent News & Media plc (a)	421,481	68,826
Irish Bank Resolution Corp., Ltd. (a) (d)	38,180	—
Irish Continental Group plc	76,772	300,303
Paddy Power plc	10,538	877,191
Ryanair Holdings plc (a)	322,199	3,813,453
Seagate Technology plc	27,100	1,802,150
		10,454,194
Israel — 0.1%
Check Point Software Technologies, Ltd. (a)	7,000	549,990
Teva Pharmaceutical Industries, Ltd. – SPADR	94,300	5,423,193
		5,973,183
Italy — 0.6%
Davide Campari-Milano SpA	20,831	129,318
Eni SpA	273,639	4,779,163
ERG SpA	156,584	1,753,367
Exor SpA	225,079	9,182,620
Immobiliare Grande Distribuzione SIIQ SpA – REIT	6,977,340	5,433,862
Intesa Sanpaolo SpA	85,605	247,642
Luxottica Group SpA	33,308	1,823,534
Luxottica Group SpA – SPADR	4,764	259,495
Piaggio & C SpA (a) (d)	2,547,596	7,387,006
Saipem SpA (a)	58,494	614,322

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Number of Shares	Value
Telecom Italia SpA	1,224,793	$1,023,725
UniCredit SpA	81,713	520,798
		33,154,852
Japan — 7.8%
Alfresa Holdings Corp.	73,900	893,112
Asahi Diamond Industrial Co., Ltd.	1,918,800	20,012,676
Asatsu-DK, Inc.	235,700	5,604,683
Astellas Pharma, Inc.	49,100	683,355
Azbil Corp.	804,200	18,594,855
Bank of Yokohama, Ltd. (The)	66,000	358,214
Bit-isle, Inc.	141,900	585,691
BML, Inc.	557,900	14,798,734
Canon, Inc.	151,300	4,805,572
Chiba Bank, Ltd. (The)	70,000	459,430
Dai-ichi Life Insurance Co., Ltd. (The)	128,700	1,952,985
Daiichikosho Co., Ltd.	811,400	21,971,336
Dentsu, Inc.	18,500	778,544
Duskin Co., Ltd.	980,100	14,403,739
East Japan Railway Co.	21,400	1,603,302
FUJIFILM Holdings Corp.	77,000	2,323,766
Fujitsu, Ltd.	244,000	1,299,754
Goldcrest Co., Ltd.	57,500	1,065,629
Hakuhodo DY Holdings, Inc.	1,480,000	14,185,716
Hitachi Metals, Ltd.	16,000	272,476
Hitachi, Ltd.	324,000	2,370,792
Hogy Medical Co, Ltd.	160,000	7,296,910
Honda Motor Co, Ltd.	282,800	8,223,738
Hoshizaki Electric Co., Ltd.	432,600	20,762,435
Isetan Mitsukoshi Holdings, Ltd.	80,600	988,098
Japan Digital Laboratory Co, Ltd.	57,200	769,044
Japan Steel Works, Ltd. (The)	1,867,000	6,629,549
Japan Tobacco, Inc.	22,600	620,553
JFE Holdings, Inc.	58,600	1,304,347
Kamigumi Co, Ltd.	122,000	1,085,016
Kao Corp.	40,100	1,581,928
Kewpie Corp.	1,001,500	18,641,311
Kinden Corp.	25,000	253,152
Kirin Holdings Co., Ltd.	79,400	983,539
Kurita Water Industries, Ltd.	1,052,400	21,986,043
LIXIL Group Corp.	23,200	490,635
Marui Group Co., Ltd.	77,700	702,709
Meiko Network Japan Co., Ltd.	804,400	8,178,095
Miraca Holdings, Inc.	370,300	15,957,895
Mitsubishi Corp.	179,600	3,293,841
Mitsubishi Estate Co., Ltd.	201,700	4,268,850
Mitsubishi Heavy Industries, Ltd.	187,000	1,033,955
Mitsubishi Logistics Corp.	35,000	506,015
Mitsubishi UFJ Financial Group, Inc.	310,800	1,703,539
Mitsui & Co. Ltd.	168,200	2,248,526
Mizuho Financial Group, Inc.	623,700	1,048,002
MS&AD Insurance Group Holdings	70,900	1,684,007
Nakanishi, Inc.	400,200	16,980,461
Namco Bandai Holdings, Inc.	35,900	761,992
Nintendo Co., Ltd.	6,100	635,750
Nippon Building Fund, Inc.	1,000	5,010,164
Nippon Meat Packers, Inc.	33,000	721,814

	Number of Shares	Value
Nippon Suisan Kaisha, Ltd. (a)	84,000	$260,849
Nippon Telegraph & Telephone Corp.	44,300	2,279,590
NKSJ Holdings, Inc.	25,400	638,303
NSD Co., Ltd.	164,300	2,406,564
NTT Data Corp.	40,100	1,499,018
NTT DoCoMo, Inc.	210,200	3,076,939
Obayashi Corp.	191,000	1,227,557
Onward Holdings Co., Ltd.	59,000	355,006
Organo Corp.	538,000	2,141,057
Otsuka Holdings Co., Ltd.	23,500	704,810
Resona Holdings, Inc.	248,400	1,253,703
Sanrio Co., Ltd.	624,000	15,520,252
Sanshin Electronics Co, Ltd.	160,500	1,097,610
Secom Co., Ltd.	357,400	20,533,382
Sega Sammy Holdings, Inc.	24,300	311,755
Sekisui House Reit, Inc. – REIT (a)	3,000	3,473,869
Sekisui House, Ltd.	311,100	4,074,725
Seven & I Holdings Co., Ltd.	51,800	1,868,463
Seven Bank, Ltd.	3,901,800	16,421,780
Shimizu Corp.	59,000	401,742
Shiseido Co., Ltd.	32,800	459,311
SK Kaken Co, Ltd.	64,000	4,955,329
Sumitomo Chemical Co., Ltd.	382,000	1,512,434
Sumitomo Electric Industries, Ltd.	67,900	847,177
Sumitomo Forestry Co., Ltd.	32,500	318,461
Sumitomo Mitsui Financial Group, Inc.	63,900	2,308,867
Tohoku Electric Power Co., Inc.	53,500	621,479
TOKAI Corp. – Gifu	260,700	7,774,292
Tokyo Gas Co., Ltd.	88,000	474,862
Toyo Seikan Group Holdings, Ltd.	48,900	603,253
Toyo Suisan Kaisha, Ltd.	438,800	14,168,495
Toyota Industries Corp.	20,800	1,062,824
Toyota Motor Corp.	43,300	2,700,213
Wacoal Holdings Corp.	1,300,000	13,093,589
West Japan Railway Co.	92,000	4,359,507
Yahoo Japan Corp.	5,689,400	20,529,657
Yamada Denki Co., Ltd.	84,500	282,036
Yamato Holdings Co., Ltd.	54,300	1,069,190
ZOJIRUSHI Corp.	1,213,000	7,545,867
		449,610,091
Lebanon — 0.0%
Solidere – GDR	1,170	13,513
Luxembourg — 0.1%
ArcelorMittal SA – EN Amsterdam Shares	44,944	486,799
Kernel Holding SA (a)	19,473	154,560
MHP SA – GDR	405,179	3,727,647
Millicom International Cellular SA	17,642	1,312,050
O'Key Group SA – GDR	242,616	1,065,084
Oriflame Cosmetics SA – SDR	2,064	28,536
		6,774,676
Malaysia — 0.3%
AirAsia Berhad	4,473,200	3,470,799
AMMB Holdings Berhad	1,644,600	3,099,762

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Number of Shares	Value
Genting Berhad	3,812,600	$9,665,312
		16,235,873
Mexico — 0.3%
America Movil SAB de CV, Series L – ADR	213,963	4,745,699
Fibra Uno Administracion SA de CV – REIT	1,560,400	4,600,688
Grupo Comercial Chedraui SA de CV	1,048,200	3,088,385
Grupo Financiero Santander Mexico SAB de CV – ADR	262,500	2,719,500
		15,154,272
Netherlands — 0.7%
Akzo Nobel NV	9,792	679,023
ASML Holding NV	2,903	311,018
Astarta Holding NV (a)	1,016	5,708
Heineken NV	21,294	1,512,711
Koninklijke (Royal) KPN NV	241,178	760,381
Koninklijke (Royal) Philips Electronics NV	440,834	12,799,686
Koninklijke Ahold NV	525,764	9,345,999
Koninklijke Boskalis Westminster NV – CVA	26,129	1,428,512
OCI NV (a)	139,400	4,837,927
Randstad Holding NV	3,465	166,637
Royal Dutch Shell plc, Class A – Quote MTF Shares	168,332	5,630,244
Royal Dutch Shell plc, Class B	31,165	1,070,640
Yandex NV (a)	124,851	2,242,324
		40,790,810
New Zealand — 0.0%
Telecom Corp. of New Zealand, Ltd.	72,396	175,409
Norway — 0.0%
DNB ASA	68,026	1,003,000
Schibsted ASA	12,212	776,224
StatoilHydro ASA	35,544	622,888
		2,402,112
Peru — 0.0%
Cia de Minas Buenaventura SA – ADR	163,248	1,560,651
Philippines (The) — 0.2%
Energy Development Corp.	22,190,600	4,044,464
Lopez Holdings Corp.	11,189,728	1,672,176
Philippine Long Distance Telephone Co. – SPADR	47,000	2,974,630
		8,691,270
Poland — 0.1%
Globe Trade Centre SA (a)	1,736,400	2,632,531
Russia — 0.6%
Etalon Group Ltd. – GDR	600,452	1,200,904
Federal Grid Co. Unified Energy System JSC (a) (c)	3,583,721,132	2,623,284
Gazprom OAO – SPADR	2,167,432	9,818,467
Globaltrans Investment plc – SPGDR	44,306	223,745
LSR Group – GDR	52,029	81,165
Lukoil OAO – SPADR – LSE Shares	46,387	1,836,876
Lukoil OAO – SPADR – OTC Shares	46,516	1,783,889
Mobile Telesystems OJSC (a) (c)	634,160	1,754,997

	Number of Shares	Value
Moscow Exchange OAO (c)	1,557,656	$1,517,305
Protek OJSC (a)	18,800	11,985
RusHydro JSC – ADR	2,218,647	2,052,965
Sberbank of Russia – SPADR – LSE Shares	480,246	1,859,993
Sberbank of Russia – SPADR – OTC Shares	1,938,141	7,787,985
		32,553,560
Singapore — 0.4%
CapitaLand, Ltd.	1,295,100	3,217,795
DBS Group Holdings, Ltd.	18,882	291,584
Golden Agri-Resources, Ltd.	9,719,000	3,370,545
Great Eastern Holdings, Ltd.	23,000	415,632
GuocoLeisure, Ltd.	147,000	98,998
SembCorp Industries, Ltd.	1,253,000	4,201,900
Singapore Telecommunications, Ltd.	1,719,000	5,045,897
United Overseas Bank, Ltd.	227,014	4,197,003
		20,839,354
South Africa — 0.1%
African Bank Investments, Ltd. (a) (c) (d)	3,640,881	—
Impala Platinum Holdings, Ltd. (a)	262,275	1,709,046
MTN Group, Ltd.	118,815	2,254,727
Standard Bank Group, Ltd.	227,043	2,790,208
		6,753,981
South Korea — 0.8%
Hana Financial Group, Inc.	170,822	4,934,782
Hyundai Mobis Co., Ltd.	16,367	3,483,492
Hyundai Motor Co.	34,269	5,202,662
KB Financial Group, Inc.	77,454	2,529,600
Kolon Industries, Inc.	55,143	2,423,414
KT Corp.	36,043	1,019,854
KT Corp. – SPADR	220,588	3,114,702
LG Uplus Corp.	262,570	2,729,910
Lotte Shopping Co., Ltd.	21,818	5,390,590
S-1 Corp.	39,055	2,525,125
Samsung Electronics Co., Ltd.	6,624	7,962,393
Shinhan Financial Group Co., Ltd.	158,760	6,370,050
		47,686,574
Spain — 0.5%
Acciona SA (a)	6,913	464,125
Acerinox SA	48,771	729,089
Banco Santander SA	155,094	1,296,869
Ferrovial SA	242,900	4,786,022
Iberdrola SA	731,358	4,920,704
Lar Espana Real Estate socimi SA – REIT (a)	438,990	4,871,175
Mediaset Espana Comunicacion SA (a)	41,620	519,786
Realia Business SA (a)	3,750,300	2,314,261
Telefonica SA	398,893	5,705,751
Viscofan SA	15,189	806,064
		26,413,846
Sweden — 0.3%
Assa Abloy AB, Class B	50,073	2,646,203
Modern Times Group AB, Class B	14,192	450,316

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Number of Shares	Value
Nordea Bank AB	44,281	$511,424
Svenska Handelsbanken AB, Class A	41,584	1,941,671
Swedish Match AB	29,057	906,318
Telefonaktiebolaget LM Ericsson, Class B	536,308	6,495,193
TeliaSonera AB	519,692	3,342,112
		16,293,237
Switzerland — 0.7%
ABB, Ltd. – SIX Swiss Exchange (a)	362,462	7,666,686
Adecco SA (a)	14,362	983,854
Cie Financiere Richemont SA	20,126	1,782,707
Geberit AG	5,833	1,982,248
Glencore Xstrata plc (a)	171,309	788,492
Helvetia Holding AG	325	154,139
Logitech International SA	40,899	553,206
Nestle SA	77,420	5,675,005
Novartis AG	78,083	7,181,097
Roche Holding AG	8,867	2,403,316
Sonova Holding AG	3,870	567,315
Syngenta AG	16,775	5,386,460
UBS Group AG (a)	48,984	842,020
Zurich Insurance Group AG (a)	11,088	3,472,128
		39,438,673
Taiwan — 0.4%
ChipMOS TECHNOLOGIES Bermuda, Ltd.	66,971	1,561,764
Delta Electronics, Inc.	430,000	2,555,025
MediaTek, Inc.	202,000	2,940,701
Taiwan Semiconductor Manufacturing Co., Ltd.	2,117,229	9,342,762
Yungtay Engineering Co., Ltd.	2,421,000	6,045,617
		22,445,869
Thailand — 0.2%
Bangkok Bank PCL	597,300	3,558,383
Krung Thai Bank PCL	2,651,500	1,829,454
PTT PCL	207,000	2,038,541
Thanachart Capital PCL	3,674,000	3,545,578
		10,971,956
Turkey — 0.2%
KOC Holding AS	296,363	1,565,388
Tupras Turkiye Petrol Rafinerileri AS	97,329	2,298,154
Turkiye Garanti Bankasi AS	1,413,984	5,665,753
		9,529,295
United Arab Emirates — 0.1%
Emaar Malls Group PJSC (a)	3,379,563	2,465,860
United Kingdom — 4.5%
3i Group plc	148,402	1,031,367
Admiral Group plc	39,138	801,493
AMEC plc	435,727	5,702,783
Anglo American plc – JSE Shares	83,223	1,551,881
Aon plc	105,800	10,033,014
Atrium European Real Estate, Ltd. (a)	2,359,572	11,675,212
BAE Systems plc	177,095	1,292,799
Barclays plc	406,291	1,527,452
Barratt Developments plc	33,077	240,867
Belmond, Ltd. (a)	182,127	2,252,911

	Number of Shares	Value
Berendsen plc	17,141	$292,261
Betfair Group plc (a)	35,253	859,215
BG Group plc	374,919	4,990,446
BHP Billiton plc	40,119	858,138
BP plc	1,385,708	8,798,887
British American Tobacco plc	2,210	120,078
British Sky Broadcasting Group plc	28,847	401,499
BT Group plc	5,030,269	31,225,715
Bunzl plc	74,464	2,029,878
Cable & Wireless Communications plc	662,100	508,291
Capita plc	124,114	2,080,049
Carnival plc	22,476	1,014,833
Centrica plc	26,344	113,383
Clarkson plc	25,836	762,617
Close Brothers Group plc	7,647	176,356
CNH Industrial NV – ISE Shares	101,665	819,563
Compass Group plc	140,829	2,400,336
Daily Mail & General Trust plc, Class A	65,363	839,278
Delphi Automotive plc	30,500	2,217,960
Devro plc	81,411	385,099
Diageo plc	354,370	10,163,739
G4S plc	307,290	1,322,444
GlaxoSmithKline plc	352,890	7,550,099
GVC Holdings plc	19,392	145,424
Hays plc	269,356	603,375
Homeserve plc	148,987	779,000
HSBC Holdings plc – LSE Shares	646,349	6,108,310
HSBC Holdings plc – SEHK Shares	57,676	548,346
ICAP plc	127,469	889,117
IG Group Holdings plc	67,316	750,306
IMI plc	7,415	145,158
Inchcape plc	44,554	498,655
Indivior plc (a)	30,632	71,328
Informa plc	62,653	457,172
International Consolidated Airlines Group SA (a)	3,923,282	29,319,382
International Personal Finance plc	130,357	901,758
Intertek Group plc	53,303	1,932,173
ITV plc	540,533	1,800,713
Jupiter Fund Management plc	68,795	386,229
Lloyds Banking Group plc (a)	31,137,857	36,769,646
Merlin Entertainments plc (e)	177,023	1,092,871
Michael Page International plc	26,141	165,979
Millennium & Copthorne Hotels plc	18,931	173,066
Moneysupermarket.com Group plc	123,996	447,866
National Express Group plc	32,345	124,266
Northgate plc	19,952	188,753
Old Mutual plc	903,128	2,689,234
Petrofac, Ltd.	6,701	72,677
Provident Financial plc	39,250	1,493,916
Punch Taverns plc (a)	926,090	1,757,761
Reckitt Benckiser Group plc	29,312	2,364,640
Reed Elsevier plc	954,396	16,237,525
Rexam plc	96,665	679,583
Rightmove plc	53,457	1,861,108
Rio Tinto plc	19,666	906,063
Rolls Royce Hldgs plc (a) (d)	5,653,170	8,811

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Number of Shares	Value
Rolls-Royce Holdings plc – LSE Shares (a)	60,105	$809,678
SABMiller plc	61,734	3,222,505
Serco Group plc	161,389	401,345
Smith & Nephew plc	12,929	237,369
Smiths Group plc	32,056	542,551
Spectris plc	22,556	735,446
Stagecoach Group plc	148,085	850,167
Standard Chartered plc	21,097	316,392
Tesco plc	2,059,065	5,991,722
Thomas Cook Group plc (a)	421,406	829,679
Unilever plc	275,383	11,186,268
Vodafone Group plc	196,572	673,546
Weir Group plc (The)	154,501	4,422,118
WH Smith plc	33,492	698,772
WPP plc	49,536	1,027,683
		260,355,395
Vietnam — 0.0%
Luks Group Vietnam Holdings Co, Ltd.	1,682,000	527,780
Total Foreign Common Stocks (Cost $1,464,710,668)		1,485,265,349
Total Common Stocks (Cost $2,547,844,234)		2,771,040,105
Participation Notes — 0.2%
HSBC Bank, plc, Axis Bank, Ltd. Equity Linked Notes, Expiring 07/21/17 (India) (a) (c)	330,835	2,610,535
HSBC Bank, plc, Bank of Baroda, Ltd., Equity Linked Notes, Expiring 06/30/16 (India) (a) (c)	201,328	3,433,812
HSBC Bank, plc, Bharti Airtel, Ltd., Equity Linked Notes, Expiring 08/01/16 (India) (a) (c)	434,959	2,413,279
HSBC Bank, plc, CESC, Ltd., Equity Linked Notes, Expiring 03/31/17 (India) (a) (c)	369,033	3,892,500
Total Participation Notes (Cost $9,346,740)		12,350,126

	Principal Amount	Value
Corporate Bonds — 0.0%
Consumer, Cyclical — 0.0%
BB Liquidating, Inc. (c) (d) (f) 9.000%, 09/01/12 (Cost $213,716)	$344,000	$—
Asset-Backed Securities — 0.9%
ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE7, Class A2D (FRN) (STEP) 0.485%, 11/25/35	226,088	220,485
American Homes 4 Rent
Ser. 2014-SFR2, Class E (e) 6.231%, 10/17/36	910,000	909,723
Ser. 2014-SFR3, Class E (e) 6.418%, 12/17/36	1,730,000	1,752,502
American Residential Properties, Inc
Ser. 2014-SFR1, Class E (e) 4.082%, 09/17/31	1,509,000	1,497,652

	Principal Amount	Value
Ser. 2014-SFR1, Class F (e) 4.582%, 09/17/31	$3,859,000	$3,838,343
AmeriCredit Automobile Receivables Trust
Ser. 2010-4, Class D 4. 2.00%, 11/08/16	150,000	150,923
Ser. 2011-3, Class D 4.040%, 07/10/17	560,000	570,062
Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class A2 (FRN) (STEP) 0.490%, 10/25/35	47,233	47,090
Chase Issuance Trust, Ser. 2013-A9, Class A (FRN) 0.581%, 11/16/20	1,520,000	1,522,955
Citibank Credit Card Issuance Trust
Ser. 2013-A7, Class A7 (FRN) 0.592%, 09/10/20	325,000	324,928
Ser. 2013-A12, Class A12 (FRN) 0.462%, 11/07/18	1,020,000	1,018,901
Colony American Homes
Ser. 2014-1A, Class E (e) 3.050%, 05/17/31	6,850,000	6,553,477
Ser. 2014-2A, Class E (FRN) (e) 3.362%, 07/17/31	3,615,000	3,511,575
Ser. 2014-2A, Class F (FRN) (e) 3.512%, 07/17/31	3,910,000	3,659,881
Countrywide Asset-Backed Certificates
Ser. 2004-1, Class 3A (FRN) (STEP) 0.730%, 04/25/34	293,688	273,778
Ser. 2004-12, Class MV3 (FRN) (STEP) 0.815%, 03/25/35	2,400,000	2,359,205
Discover Card Execution Note Trust, Ser. 2014-A1, Class A1 (FRN) 0.591%, 07/15/21	679,000	680,469
DSLA Mortgage Loan Trust, Ser. 2004-AR3, Class B2 (FRN) (STEP) 1.264%, 07/19/44	64,804	55,877
GSAA Home Equity Trust, Ser. 2006-20, Class 2A1A (FRN) (STEP) 0.220%, 12/25/46	1,811,703	1,213,036
GSAA Trust
Ser. 2006-5, Class 2A2 (FRN) (STEP) 0.350%, 03/25/36	1,191,626	719,781
Ser. 2006-5, Class 2A3 (FRN) (STEP) 0.440%, 03/25/36	3,054,907	2,099,210
Ser. 2006-9, Class A4A (FRN) (STEP) 0.410%, 06/25/36	7,244,146	4,201,887
HSI Asset Securitization Corp. Trust, Ser. 2006-OPT2, Class 2A3 (FRN) (STEP) 0.360%, 01/25/36	199,307	198,088
Invitation Homes Trust
Ser. 2013-SFR1, Class E (FRN) (e) 2.900%, 12/17/30	2,920,000	2,777,606
Ser. 2014-SFR1, Class F (e) 3.912%, 06/17/31	2,662,000	2,582,494
Ser. 2014-SFR2, Class E (e) 3.572%, 09/17/31	2,030,000	1,909,012
Long Beach Mortgage Loan Trust, Ser. 2005-WL1, Class M2 (FRN) (STEP) 0.995%, 06/25/35	1,530,264	1,518,643

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc. Trust
Ser. 2002-HE3, Class A2 (FRN) (STEP) 1.250%, 03/25/33	$86,940	$83,927
Ser. 2005-HE6, Class A2C (FRN) (STEP) 0.490%, 11/25/35	329,204	321,880
Progress Residential Trust Program
Ser. 2014-SFR1, Class E (e) 4.312%, 10/17/31	560,000	558,825
Ser. 2014-SFR1, Class F (e) 4.862%, 10/17/31	1,290,000	1,295,514
Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class A4 (FRN) (STEP) 0.470%, 11/25/35	540,642	536,451
Starwood Waypoint Residential Trust, Ser. 2014, Class E (d) (e) 4.457%, 01/17/32	4,570,000	4,590,391
Total Asset-Backed Securities (Cost $53,284,981)		53,554,571
Mortgage-Backed Securities – Private Issuers — 1.3%
American Home Mortgage Investment Trust
Ser. 2004-1, Class 4A (FRN) 2.327%, 04/25/44	50,052	47,373
Ser. 2005-1, Class 6A (FRN) 2.327%, 06/25/45	262,000	255,232
Banc of America Commercial Mortgage, Inc.
Ser. 2005-3, Class A3A 4.621%, 07/10/43	643,365	643,819
Ser. 2006-6, Class A2 5.309%, 10/10/45	116,116	116,158
Banc of America Funding Corp., Ser. 2004-B, Class 1A2 (FRN) 2.669%, 12/20/34	101,779	85,147
Bear Stearns ALT-A Trust
Ser. 2005-10, Class 11A1 (FRN) (STEP) 0.670%, 01/25/36	2,793,253	2,139,428
Ser. 2006-1, Class 21A2 (FRN) 2.482%, 02/25/36	1,283,982	947,897
Ser. 2006-2, Class 11A1 (FRN) (STEP) 0.610%, 04/25/36	1,631,384	1,202,125
Ser. 2006-6, Class 31A1 (FRN) 2.653%, 11/25/36	393,256	311,111
CHL Mortgage Pass-Through Trust, Ser. 2005-HYB9, Class 1A1 (FRN) 2.319%, 02/20/36	2,215,758	1,841,800
COMM 2012-CCRE1 Mortgage Trust, Ser. 2012-CR1, Class A3 3.391%, 05/15/45	1,052,000	1,094,192
COMM 2012-LC4 Mortgage Trust, Ser. 2012-LC4, Class A4 3.288%, 12/10/44	1,973,000	2,039,731
COMM 2014-CCRE17 Mortgage Trust, Ser. 2014-CR17, Class D (e) 4.800%, 05/10/47	427,000	411,790
Connecticut Avenue Securities
Ser. 2013-C01, Class M2 (FRN) 5.420%, 10/25/23	4,679,238	5,060,549
Ser. 2014-C01, Class M2 4.570%, 01/25/24	980,000	1,008,514
Ser. 2014-C02, Class 1M2 2.770%, 05/25/24	2,400,000	2,098,694

	Principal Amount	Value
Ser. 2014-C02, Class 2M2 2.770%, 05/25/24	$845,000	$744,239
Countrywide Alternative Loan Trust
Ser. 2005-56, Class 1A1 (FRN) (STEP) 0.900%, 11/25/35	5,034,708	4,344,943
Ser. 2005-59, Class 1A1 (FRN) (STEP) 0.495%, 11/20/35	4,184,444	3,359,271
Ser. 2006-24, Class A22 6.000%, 06/25/36	2,060,272	1,846,867
Ser. 2006-HY11, Class A1 (FRN) (STEP) 0.290%, 06/25/36	2,914,840	2,475,667
Countrywide Home Loan Mortgage Pass Through Trust, Ser. 2006-3, Class 3A1 (FRN) (STEP) 0.420%, 02/25/36	2,960,923	2,493,648
CSMC Mortgage-Backed Trust, Ser. 2007-4, Class 2A3 6.000%, 06/25/37	1,206,684	1,113,371
Deutsche Alt A Securities, Inc., Ser. 2005-5, Class 2A4 5.500%, 11/25/35	583,563	495,245
Fannie Mae Connecticut Avenue Securities
Ser. 2014-C03, Class 1M2 (FRN) 3.170%, 07/25/24	1,825,000	1,648,617
Ser. 2014-C04, Class 2M2 (FRN) (d) 5.155%, 11/25/24	3,800,000	3,854,192
First Horizon Alternative Mortgage Securities Trust
Ser. 2006-AA2, Class 2A1 (FRN) 2.202%, 05/25/36	746,907	595,867
Ser. 2006-AA5, Class A1 (FRN) 2.233%, 09/25/36	2,664,711	2,092,670
Harborview Mortgage Loan Trust
Ser. 2004-7, Class 2A2 (FRN) 2.258%, 11/19/34	48,928	45,416
Ser. 2005-9, Class 2A1A (FRN) (STEP) 0.506%, 06/20/35	58,496	55,836
JP Morgan Chase Commercial Mortgage Securities Trust
Ser. 2006-LDP7, Class A3B (VRN) 5.875%, 04/15/45	745,083	743,851
Ser. 2012-C6, Class A3 3.507%, 05/15/45	2,000,000	2,089,338
Ser. 2014-C20, Class D (VRN) (e) 4.572%, 07/15/47	660,000	610,221
JP Morgan Mortgage Trust, Ser. 2007-S3, Class 1A64 7.500%, 08/25/37	980,422	877,694
Luminent Mortgage Trust, Ser. 2006-2, Class A1A (FRN) (STEP) 0.370%, 02/25/46	1,894,653	1,427,536
MASTR Adjustable Rate Mortgages Trust, Ser. 2006-2, Class 4A1 (FRN) 2.628%, 02/25/36	252,613	248,090
ML-CFC Commercial Mortgage Trust, Ser. 2007-8, Class A3 (VRN) 5.886%, 08/12/49	1,500,000	1,636,041
RALI Trust
Ser. 2006-QA4, Class A (FRN) (STEP) 0.350%, 05/25/36	2,402,642	1,933,985
Ser. 2006-QA5, Class 1A1 (FRN) (STEP) 0.350%, 07/25/36	2,016,076	1,322,203

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Principal Amount	Value
Ser. 2007-QO4, Class A1A (FRN) (STEP) 0.360%, 05/25/47	$425,089	$348,738
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2005-15, Class 2A1 (FRN) 2.521%, 07/25/35	4,749,622	4,094,008
Structured Agency Credit Risk
Ser. 2013-DN1, Class M2 (FRN) 7.320%, 07/25/23	630,000	755,012
Ser. 2013-DN2, Class M2 (FRN) 4.405%, 11/25/23	805,000	813,054
Ser. 2014-DN4, Class M3 4.720%, 10/25/24	2,470,000	2,435,875
Ser. 2014-HQ2, Class M2 (FRN) 2.370%, 09/25/24	2,190,000	2,138,839
Ser. 2014-HQ2, Class M3 3.920%, 09/25/24	895,000	816,742
Ser. 2014-HQ3, Class M3 4.920%, 10/25/24	1,075,000	1,061,893
Structured Asset Mortgage Investments, Inc.
Ser. 2005-AR8, Class A2 (FRN) 1.595%, 02/25/36	1,916,947	1,672,782
Ser. 2006-AR3, Class A2 (FRN) 2.760%, 02/25/36	2,796,127	1,995,445
Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class AMFX (VRN) 5.179%, 07/15/42	2,033,000	2,075,947
Wells Fargo Commercial Mortgage
Ser. 2013-LC12, Class A4 4.218%, 07/15/46	855,000	933,604
Ser. 2014-LC16, Class D (e) 3.938%, 08/15/50	1,350,000	1,157,873
Total Mortgage-Backed Securities – Private Issuers (Cost $70,225,909)		75,658,180
Mortgage-Backed Securities – US Government Agency Obligations — 0.2%
FHLMC
Pool #781697 (FRN) 2.357%, 07/01/34	96,242	102,791
Ser. 2004-2763, Class KS (FRN) (IO) 6.489%, 10/15/18	95,519	2,688
Ser. 2005-2922, Class SE (FRN) (IO) 6.589%, 02/15/35	164,355	25,984
Ser. 2005-2934, Class HI (IO) 5.000%, 02/15/20	20,027	1,749
Ser. 2005-2934, Class KI (IO) 5.000%, 02/15/20	9,132	720
Ser. 2005-2965, Class SA (FRN) (IO) 5.889%, 05/15/32	371,239	61,307
Ser. 2005-2967, Class JI (IO) 5.000%, 04/15/20	9,951	860
Ser. 2005-2980, Class SL (FRN) (IO) 6.539%, 11/15/34	213,857	54,621
Ser. 2005-2981, Class SU (FRN) (IO) 7.639%, 05/15/30	193,149	50,306
Ser. 2005-3031, Class BI (FRN) (IO) 6.529%, 08/15/35	644,205	144,816
Ser. 2005-3065, Class DI (FRN) (IO) 6.459%, 04/15/35	569,216	119,912
Ser. 2006-3114, Class GI (FRN) (IO) 6.439%, 02/15/36	955,584	224,196

	Principal Amount	Value
Ser. 2007-3308, Class S (FRN) (IO) 7.039%, 03/15/32	$366,400	$83,840
Ser. 2008-3424, Class XI (FRN) (IO) 6.409%, 05/15/36	295,319	42,536
Ser. 2008-3489, Class SD (FRN) (IO) 7.639%, 06/15/32	195,569	41,586
Ser. 2010-3685, Class EI (IO) 5.000%, 03/15/19	223,002	13,047
Ser. 2010-3731, Class IO (IO) 5.000%, 07/15/19	112,117	6,809
Ser. 2011-3882, Class AI (IO) 5.000%, 06/15/26	770,242	56,161
FHLMC Strip
Ser. 2004-227, Class IO (IO) 5.000%, 12/01/34	69,170	12,133
Ser. 2005-233, Class 5 (IO) 4.500%, 09/15/35	12,282	1,518
FNMA
Pool #685563 (FRN) 2.435%, 01/01/33	143,256	153,699
Pool #834928 (FRN) 1.940%, 07/01/35	1,394,254	1,476,155
Pool #841068 (FRN) 2.485%, 11/01/34	577,768	618,014
Pool #847637 (FRN) 2.616%, 01/01/34	90,670	97,273
Ser. 2004-31, Class SG (FRN) (IO) 6.931%, 08/25/33	119,509	12,137
Ser. 2004-49, Class SQ (FRN) (IO) 6.881%, 07/25/34	136,478	32,129
Ser. 2004-51, Class SX (FRN) (IO) 6.951%, 07/25/34	245,550	48,173
Ser. 2004-64, Class SW (FRN) (IO) 6.881%, 08/25/34	563,241	115,998
Ser. 2004-66, Class SE (FRN) (IO) 6.331%, 09/25/34	416,208	88,559
Ser. 2005-12, Class SC (FRN) (IO) 6.581%, 03/25/35	378,483	62,250
Ser. 2005-45, Class SR (FRN) (IO) 6.551%, 06/25/35	355,309	70,637
Ser. 2005-65, Class KI (FRN) (IO) 6.831%, 08/25/35	1,125,464	223,545
Ser. 2005-89, Class S (FRN) (IO) 6.531%, 10/25/35	2,338,449	493,088
Ser. 2006-3, Class SA (FRN) (IO) 5.981%, 03/25/36	211,752	39,098
Ser. 2007-75, Class JI (FRN) (IO) 6.376%, 08/25/37	546,334	85,350
Ser. 2007-85, Class SI (FRN) (IO) 6.291%, 09/25/37	214,918	37,725
Ser. 2008-86, Class IO (IO) 4.500%, 03/25/23	196,598	10,847
Ser. 2008-87, Class AS (FRN) (IO) 7.481%, 07/25/33	865,246	190,953
Ser. 2010 Pool #AE5528 6.000%, 11/01/22	722,152	778,452
Ser. 2010 Pool #AE5529 7.000%, 11/01/22	464,711	509,434
Ser. 2010-37, Class GI (IO) 5.000%, 04/25/25	468,377	23,665
Ser. 2010-65, Class IO (IO) 5.000%, 09/25/20	293,610	22,140
Ser. 2010-68, Class SJ (FRN) (IO) 6.381%, 07/25/40	212,988	42,102
Ser. 2010-105, Class IO (IO) 5.000%, 08/25/20	228,663	17,885

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Principal Amount	Value
Ser. 2010-121, Class IO (IO) 5.000%, 10/25/25	$613,489	$41,835
Ser. 2011-69, Class AI (IO) 5.000%, 05/25/18	1,663,454	93,871
Ser. 2011-88, Class WI (IO) 3.500%, 09/25/26	557,604	61,718
Ser. 2011-124, Class IC (IO) 3.500%, 09/25/21	1,292,590	94,014
Ser. 2012-126, Class SJ (FRN) (IO) 4.831%, 11/25/42	2,385,803	404,899
FNMA Strip, Ser. 2005-365, Class 4 (IO) 5.000%, 04/25/36	10,690	1,512
GNMA
Ser. 2003-11, Class S (FRN) (IO) 6.389%, 02/16/33	610,856	95,719
Ser. 2011-94, Class IS (FRN) (IO) 6.539%, 06/16/36	377,675	54,570
Ser. 2011-135, Class QI (IO) 4.500%, 06/16/41	502,217	81,149
Ser. 2011-157, Class SG (FRN) (IO) 6.435%, 12/20/41	2,517,584	583,315
Ser. 2011-167, Class IO (IO) 5.000%, 12/16/20	1,691,258	108,318
Ser. 2012-34, Class KS (FRN) (IO) 5.889%, 03/16/42	1,240,065	276,293
Ser. 2012-69, Class QI (IO) 4.000%, 03/16/41	992,201	135,442
Ser. 2012-101, Class AI (IO) 3.500%, 08/20/27	499,750	52,083
Ser. 2012-103, Class IB (IO) 3.500%, 04/20/40	705,861	90,995
Total Mortgage-Backed Securities – US Government Agency Obligations (Cost $7,876,309)		8,472,621
US Treasury Bonds/Notes — 12.1%
US Treasury Inflation Indexed Bond (g) 0.375%, 07/15/23	24,753,448	24,473,041
US Treasury Inflation Indexed Bond (g) 2.375%, 01/15/25	15,620,528	18,339,468
US Treasury Inflation Indexed Bond 2.000%, 01/15/26	837,459	959,676
US Treasury Inflation Indexed Bond 2.375%, 01/15/27	4,179,983	5,002,591
US Treasury Inflation Indexed Bond 1.750%, 01/15/28	28,336,000	32,079,441
US Treasury Inflation Indexed Bond (g) 2.500%, 01/15/29	40,349,104	50,067,548
US Treasury Inflation Indexed Bond 3.375%, 04/15/32	12,802,363	18,157,348
US Treasury Inflation Indexed Bond 2.125%, 02/15/40	48,196,441	62,474,636
US Treasury Inflation Indexed Bond 0.750%, 02/15/42	8,028,570	7,800,888
US Treasury Inflation Indexed Bond 1.375%, 02/15/44	24,639,068	27,886,423
US Treasury Inflation Indexed Note (g) 0.500%, 04/15/15	17,421,630	17,194,330
US Treasury Inflation Indexed Note 2.000%, 01/15/16	2,308,994	2,343,089
US Treasury Inflation Indexed Note 0.125%, 04/15/16	55,252,109	55,083,756

	Principal Amount	Value
US Treasury Inflation Indexed Note 2.625%, 07/15/17	$4,582,760	$4,912,861
US Treasury Inflation Indexed Note 1.625%, 01/15/18	3,286,976	3,441,822
US Treasury Inflation Indexed Note 0.125%, 04/15/18	10,796,082	10,755,597
US Treasury Inflation Indexed Note 1.375%, 07/15/18	9,800,235	10,264,982
US Treasury Inflation Indexed Note (g) (h) 2.125%, 01/15/19	26,796,547	28,793,721
US Treasury Inflation Indexed Note (h) 0.125%, 04/15/19	102,084,867	100,960,300
US Treasury Inflation Indexed Note 1.375%, 01/15/20	1,339,645	1,406,104
US Treasury Inflation Indexed Note (h) 1.250%, 07/15/20	1,959,840	2,056,913
US Treasury Inflation Indexed Note 1.125%, 01/15/21	4,341,920	4,510,508
US Treasury Inflation Indexed Note (g) 0.625%, 07/15/21	29,394,045	29,763,763
US Treasury Inflation Indexed Note (g) 0.125%, 07/15/22	42,769,319	41,670,020
US Treasury Inflation Indexed Note (g) 0.125%, 01/15/23	68,512,752	66,248,611
US Treasury Inflation Indexed Note 0.125%, 07/15/24	73,905,217	71,174,198
Total US Treasury Bonds/Notes (Cost $707,711,121)		697,821,635

	Number of Shares	Value
Acquired Funds — 23.9%
Exchange-Traded Funds (ETFs) — 6.7%
Vanguard Emerging Markets Stock Index Fund	3,183,796	$80,518,199
Vanguard FTSE All-World ex-US ETF	644,654	30,208,486
Vanguard FTSE Developed Markets ETF	4,348,618	164,725,650
Vanguard FTSE Emerging Markets ETF	2,730,874	109,289,577
		384,741,912
Private Investment Funds (i) — 17.2%
Canyon Value Realization Fund, LP (a) (b) (c) (d)		73,900,427
Convexity Capital Offshore, LP (a) (b) (c) (d)		76,157,284
Farallon Capital Institutional Partners, LP (a) (b) (c) (d)		178,056,390
Hudson Bay International, Ltd. (a) (b) (c) (d)	1,800,000	173,034,547
Lansdowne Developed Markets Fund, Ltd. (a) (b) (c) (d)	304,275	179,569,228
Lone Cascade, LP, Class J (a) (b) (c) (d)		28,725,349
Lone Picea, LP, Class E (a) (b) (c) (d)		5,232,656
Lone Redwood, LP (a) (b) (c) (d)		14,284,075
OZ Domestic Partners, LP (a) (b) (c) (d)		596,662
QVT Onshore, LP (a) (b) (c) (d)		70,892,630

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

	Number of Shares	Value
SummerHaven Commodity Offshore Fund, Ltd. (a) (b) (c) (d)	2,114,798	$191,876,032
		992,325,280
Total Acquired Funds (Cost $1,204,427,350)		1,377,067,192
Publicly Traded Limited Partnership — 0.1%
Cedar Fair, LP (Cost $4,887,865)	96,579	4,619,374
Preferred Stocks — 0.3%
Alpargatas SA, 3.880% (Brazil)	753,000	2,034,132
Centrais Eletricas Brasileiras SA, 22.390% (Brazil)	1,700,000	4,940,025
Petroleo Brasileiro SA, 11.520% (Brazil)	530,400	2,009,928
Vale SA, 9.430% (Brazil)	623,500	4,524,306
Volkswagen AG, 2.270% (Germany)	6,940	1,550,201
Total Preferred Stocks (Cost $23,750,111)		15,058,592

	Number of Contracts	Value
Warrants — 0.0%
Brasil Pharma SA, Expiring 06/24/16 (Brazil) (a) (d)	73,766	$1,943
Northern Dynasty Minerals Ltd., Expiring 04/13/15 (United States) (a) (b) (c)	5,439,672	2,106,948
Total Warrants (Cost $2,019,988)		2,108,891

	Principal Amount	Value
Short-Term Investments — 17.1%
Repurchase Agreement Used for Cash Management Purposes — 7.4%
Fixed Income Clearing Corp. issued on 12/31/14 (proceeds at maturity $424,102,057) (collateralized by US Treasury Notes and US Treasury Bonds, due 04/15/18 through 11/15/43 with a total principal value of $428,980,000 and a total market value of $432,588,739) 0.000%, 01/02/15

(Cost $424,102,057)	$424,102,057	$424,102,057
US Treasury Bills (j) — 9.7%
US Treasury Bill, due on 01/22/15	5,000,000	4,999,844
US Treasury Bill, due on 04/02/15 (h)	120,000	119,988
US Treasury Bill, due on 05/14/15	100,000,000	99,980,700
US Treasury Bill, due on 05/21/15	100,000,000	99,977,800
US Treasury Bill, due on 05/28/15 (h)	100,000,000	99,973,600
US Treasury Bill, due on 06/04/15	20,000,000	19,994,060
US Treasury Bill, due on 06/25/15	100,000,000	99,957,700
US Treasury Bill, due on 07/02/15	100,000,000	99,939,700
US Treasury Bill, due on 12/10/15	30,000,000	29,938,020
Total US Treasury Bills (Cost $554,859,206)		554,881,412
Total Short-Term Investments (Cost $978,961,263)		978,983,469
Total Investments — 104.2% (Cost $5,610,549,587)		5,996,734,756
Liabilities in Excess of Other Assets — (4.2)%		(239,417,039)
Net Assets — 100.0%		$5,757,317,717

	Number of Shares	Value
Securities Sold Short — (2.3)%
Common Stocks — (2.3)%
US Common Stocks — (1.1)%
Hotels, Restaurants & Leisure — (0.2)%
Marriott International Inc.	(107,100)	$(8,357,013)
Real Estate Investment Trusts (REITs) — (0.9)%
Alexandria Real Estate Equities, Inc.	(42,900)	(3,806,946)
Essex Property Trust, Inc.	(20,200)	(4,173,320)
Federal Realty Investment Trust	(27,700)	(3,696,842)
Health Care REIT, Inc.	(56,000)	(4,237,520)
Hospitality Properties Trust	(204,900)	(6,351,900)
Medical Properties Trust, Inc.	(469,500)	(6,469,710)
National Retail Properties, Inc.	(91,000)	(3,582,670)
Realty Income Corp.	(71,000)	(3,387,410)
Ryman Hospitality Properties, Inc.	(73,317)	(3,866,739)
Senior Housing Properties Trust	(324,200)	(7,168,062)
Weingarten Realty Investors	(177,000)	(6,180,840)
		(52,921,959)
Total US Common Stocks (Proceeds $57,646,892)		(61,278,972)
Foreign Common Stocks — (1.2)%
Canada — (0.6)%
First National Financial Corp.	(167,508)	(3,389,665)
Genworth MI Canada, Inc.	(219,100)	(6,973,935)
Home Capital Group, Inc.	(349,200)	(14,424,263)
RioCan Real Estate Investment Trust – REIT	(475,409)	(10,815,166)
		(35,603,029)
Japan — (0.2)%
Daiwa Office Investment Corp. – REIT	(600)	(3,347,474)
Nippon Prologis REIT, Inc. – REIT	(1,400)	(3,035,101)
Sumitomo Realty & Development Co., Ltd. (a)	(34,000)	(1,158,226)
United Urban Investment Corp. – REIT	(2,100)	(3,298,545)
		(10,839,346)
Singapore — 0.0%
CapitaCommerical Trust	(388,500)	(514,256)
United Kingdom — (0.4)%
British Land Co. plc	(550,811)	(6,616,938)
Derwent London plc – REIT	(73,496)	(3,432,792)
Great Portland Estates plc – REIT	(310,700)	(3,550,907)
Persimmon plc (a)	(441,600)	(10,802,391)
		(24,403,028)
Total Foreign Common Stocks (Proceeds $61,069,240)		(71,359,659)
Total Common Stocks (Proceeds $118,716,132)		(132,638,631)
Total Securities Sold Short (Proceeds $118,716,132)		$(132,638,631)

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2014	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
	Interest Rate-Related
12	March 2015 5-Year US Treasury Note	$1,427,842	$1,427,156	$(686)
9	March 2015 30-Year US Treasury Bond	1,273,804	1,301,062	27,258
				26,572
	Short Financial Futures Contracts
	Interest Rate-Related
(1,007)	March 2015 10-Year US Treasury Note	(127,377,087)	(127,684,454)	(307,367)
(588)	March 2015 5-Year US Treasury Note	(69,956,747)	(69,930,656)	26,091
(392)	March 2015 Ultra Long US Treasury Bond	(62,493,505)	(64,753,500)	(2,259,995)
(259)	March 2015 30-Year US Treasury Bond	(36,682,087)	(37,441,687)	(759,600)
(94)	March 2015 5-Year Interest Rate Swap	(9,536,721)	(9,571,844)	(35,123)
(73)	March 2015 10-Year Interest Rate Swap	(7,662,989)	(7,735,719)	(72,730)
(7)	June 2015 90-Day Eurodollar	(1,707,983)	(1,742,387)	(34,404)
				(3,443,128)
	Foreign Currency-Related
(696)	March 2015 Japanese Yen	(73,754,969)	(72,636,300)	1,118,669
	Equity-Related
(291)	March 2015 S&P 500 e-Mini Index	(29,585,413)	(29,862,420)	(277,007)
				$(2,574,894)

Forward Currency Contracts

Contract Settlement Date		Contract Amount		Unrealized Appreciation/ (Depreciation)
	Counterparty	Receive	Deliver
01/05/2015	Barclays Bank plc	USD 1,263,559	CHF 1,250,546	$5,718
01/05/2015	Barclays Bank plc	USD 813,583	EUR 669,676	3,241
01/05/2015	Deutsche Bank AG London	USD 814,109	SGD 1,076,971	1,086
01/07/2015	State Street Bank and Trust Co.	USD 932,271	JPY 111,398,655	2,236
01/30/2015	State Street Bank and Trust Co.	AUD 4,398,500	USD 3,667,971	(83,566)
01/30/2015	State Street Bank and Trust Co.	USD 3,877,762	AUD 4,398,500	293,357
				$222,072

Swap Contracts

Expiration Date	Counterparty	Pay	Receive	Currency	Notional Amount	Unrealized Appreciation/ (Depreciation)
Total Return Swap Contracts
Long Total Return Swap Contracts
11/02/2015	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	DFL, Ltd. (d)	USD	$5,152,249	$(638,344)
11/02/2015	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Unitech, Ltd. (d)	USD	2,246,511	(260,918)
12/03/2015	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	BR Malls Participacoes SA (d)	USD	4,033,266	(364,293)
12/03/2015	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (d)	USD	2,014,414	(122,027)
12/03/2015	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	PDG Realty SA (d)	USD	5,205,121	(1,018,229)
12/07/2015	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Housing Development & Infrastructure, Ltd. (d)	USD	2,661,015	(429,094)
12/07/2015	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Housing Development & Infrastructure, Ltd. (d)	USD	495,780	(79,985)
						(2,912,890)
						$(2,912,890)

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014

ADR	American Depositary Receipt
ASE	American Stock Exchange
AUD	Australian Dollar
CHF	Swiss franc
CVA	Certification Van Aandelen
EN	Euronext
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note. Rate disclosed represents the effective rate as of December 31, 2014.
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
GNMA	Ginnie Mae
IO	Interest-Only Security
ISE	Italian Stock Exchange
JPY	Japanese Yen
JSE	Johannesburg Stock Exchange
LIBOR	London Interbank Offered Rate

LSE	London Stock Exchange
MTF	Multilateral Trading Facility
NYSE	New York Stock Exchange
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SEHK	Stock Exchange of Hong Kong
SGD	Singapore Dollar
SPADR	Sponsored ADR
SPGDR	Sponsored GDR
STEP	A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.
TSE	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
USD	US Dollar
VRN	Variable Rate Note. Rate disclosed represents the effective rate as of December 31, 2014.
VVPR	Verminderde Voorheffing Précompte Réduit (France dividend coupon)

*	Approximately 13% of the fund's total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2014, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets. All of the below securities are illiquid, with the exception of Canyon Value Realization Fund, LP and SummerHaven Commodity Offshore Fund, Ltd. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP and 5% of SummerHaven Commodity Offshore Fund, Ltd. to be illiquid in accordance with procedures approved by the TIP board of trustees. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Private Investment Funds	Investment Strategy	Date of Acquisition	Cost	Value
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 – 04/03/06	$23,797,936	$73,900,427
Convexity Capital Offshore, LP	Relative Value	02/16/06 – 04/01/13	72,000,000	76,157,284
Farallon Capital Institutional Partners, LP	Multi-Strategy	04/01/95 – 01/01/13	117,746,138	178,056,390
Hudson Bay International, Ltd.	Relative Value	07/01/14	180,000,000	173,034,547
Lansdowne Developed Markets Fund, Ltd.	Long-Short Global	06/01/06 – 04/01/13	106,000,000	179,569,228
Lone Cascade, LP, Class J	Global Equity	01/03/12 – 01/01/13	17,456,184	28,725,349
Lone Picea, LP, Class E	Long-Short Global	01/02/09 – 01/01/13	4,377,877	5,232,656
Lone Redwood, LP	Long-Short Global	12/29/98	2,642,691	14,284,075
OZ Domestic Partners, LP	Multi-Strategy	09/30/03	782,078	596,662
QVT Onshore, LP	Multi-Strategy	03/01/12	59,961,981	70,892,630
SummerHaven Commodity Offshore Fund, Ltd.	Commodity Futures	09/30/14 – 11/14/14	210,000,000	191,876,032
				992,325,280
Common Stock
AMR Corp.		12/09/13	—	538,867
Warrants
Northern Dynasty Minerals, Ltd.		12/30/14	2,019,998	2,106,948
Total (17.3% of Net Assets)				$994,971,095

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2014
(c)	Security is valued in good faith under procedures established by the board of trustees. The aggregate amount of securities fair valued amounts to $1,013,216,807, which represents 17.6% of the fund's net assets.
(d)	Illiquid Security. An illiquid security is a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the fund has valued such security for the purposes of calculating the fund's net asset value.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures approved by the board of trustees.
(f)	Security in default.
(g)	Security or a portion thereof is held as collateral by the counterparty for reverse repurchase agreements. See Note 7 to the Notes to Financial Statements.
(h)	Security or a portion thereof is held as initial margin for financial futures.
(i)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2014. These positions are therefore grouped into their own industry classification.
(j)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Assets and Liabilities

December 31, 2014
Assets
Investments in securities, at value (cost: $5,186,447,530)	$5,572,632,699
Repurchase agreements (cost: $424,102,057)	424,102,057
Total investments (cost: $5,610,549,587)	5,996,734,756
Deposits with brokers for securities sold short	117,779,838
Cash	20,805
Cash denominated in foreign currencies (cost: $42,555,097)	41,424,521
Total Cash	41,445,326
Unrealized appreciation on forward currency contracts	305,638
Receivables:
Investment securities sold	32,310,255
Interest	2,599,743
Dividends and tax reclaims	4,755,848
Capital stock sold	3,260,000
Total Assets	6,199,191,404
Liabilities
Securities sold short, at value (proceeds: $118,716,132)	132,638,631
Reverse repurchase agreements (Note 7)	61,059,976
Due to broker for futures variation margin	209,741
Foreign currencies sold short, at value (proceeds $17,574,992)	17,261,805
Swap contracts, at value	2,912,890
Unrealized depreciation on forward currency contracts	83,566
Payables:
Investment securities purchased	128,971,113
Capital stock redeemed	87,160,619
Money manager fees	5,505,544
Accrued expenses and other liabilities	4,503,441
Investment advisory and administrative fees	1,113,561
Dividends and interest on securities sold short	452,800
Total Liabilities	441,873,687
Net Assets	$5,757,317,717
Shares Outstanding (unlimited authorized shares, par value $0.001)	376,094,672
Net Asset Value Per Share	$15.31
Net Assets Consist of:
Capital stock	$5,571,402,202
Distributions in excess of net investment income	(118,798,171)
Accumulated net realized loss on investments	(61,278,916)
Net unrealized appreciation on investments and foreign currencies	365,992,602
$5,757,317,717

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Operations

Year Ended December 31, 2014
Investment Income
Dividends (net of foreign withholding taxes of $3,125,208)	$81,793,924
Interest	18,961,841
Total Investment Income	100,755,765
Expenses
Money manager fees	27,738,807
Dividends and interest on securities sold short	19,172,998
Investment advisory fees	12,064,689
Fund administration fees	5,562,214
Miscellaneous fees and other	2,975,912
Administrative fees	1,184,965
Professional fees	638,445
Chief compliance officer fees	183,621
Interest (Note 7)	147,624
Total Expenses	69,669,275
Net Investment Income	31,086,490
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $256,475)	353,407,675
Securities sold short	(1,863,297)
Swap contracts	1,813,683
Financial futures contracts	(3,359,079)
Forward currency contracts and foreign currency-related transactions	504,582
Options written	9,112
Net Realized Gain	350,512,676
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(329,586,481)
Net Realized and Unrealized Gain on Investments and Foreign Currencies	20,926,195
Net Increase in Net Assets Resulting from Operations	$52,012,685

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets From Operations
Net investment income	$31,086,490	$3,113,493
Net realized gain (loss) on investments and foreign currencies	350,512,676	544,940,417
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(329,586,481)	165,745,288
Net Increase in Net Assets Resulting from Operations	52,012,685	713,799,198
Distributions
From net investment income	(40,216,890)	(56,704,714)
From net realized gains	(365,201,808)	(526,374,526)
Decrease in Net Assets Resulting from Distributions	(405,418,698)	(583,079,240)
Capital Share Transactions
Proceeds from shares sold	338,228,844	679,683,709
Proceeds from distributions reinvested	274,089,568	402,040,472
Entry/exit fees	3,084,608	5,214,748
Cost of shares redeemed	(275,439,958)	(370,162,866)
Net Increase From Capital Share Transactions	339,963,062	716,776,063
Total Increase (Decrease) in Net Assets	(13,442,951)	847,496,021
Net Assets
Beginning of year	5,770,760,668	4,923,264,647
End of year	$5,757,317,717	$5,770,760,668
Including distributions in excess of net investment income	$(118,798,171)	$(126,070,825)
Capital Share Transactions (in shares)
Shares sold	20,795,529	40,718,046
Shares reinvested	17,736,438	24,831,665
Shares redeemed	(17,233,959)	(22,356,339)
Net Increase	21,298,008	43,193,372

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Cash Flows

Year Ended December 31, 2014
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets from operations	$52,012,685
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(3,803,936,443)
Investments sold	3,709,851,694
Purchases to cover securities sold short	(1,030,128,700)
Securities sold short	386,968,981
(Purchase)/Sale of short term investments, net	640,122,732
Amortization/(accretion) of discount and premium, net	7,797,398
(Increase)/decrease in deposit with brokers for securities sold short	44,577,524
(Increase)/decrease in deposit with brokers for collateral	37,000,000
(Increase)/decrease in due from broker for futures variation margin	(125,580)
(Increase)/decrease in unrealized appreciation on forward currency contracts	(466,801)
(Increase)/decrease in interest receivable	1,629,926
(Increase)/decrease in receivable for dividends and tax reclaims	672,286
(Increase)/decrease in receivable for closed swap contracts, net	(1,271,773)
Increase/(decrease) in payable for foreign currencies sold short	(31,850,694)
Increase/(decrease) in payable for money manager fees	(1,742,813)
Increase/(decrease) in dividends and interest for securities sold short	(5,920,763)
Increase/(decrease) in accrued expenses and other liabilities	3,323,165
Increase/(decrease) in payable for investment advisory and adminstrative fees	6,254
Net realized (gain) loss from investments	(351,544,378)
Net change in unrealized (appreciation) depreciation on investments	333,591,518
Net cash provided by (used in) operating activities	(9,433,782)
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	(131,329,130)
Proceeds from shares sold	336,668,487
Payment for shares redeemed	(190,730,741)
Increase (decrease) in reverse repurchase agreements	(29,691,947)
Net cash provided by (used in) financing activities	(15,083,331)
Net decrease in cash	(24,517,113)
Cash at beginning of year	65,962,439
Cash at end of year	$41,445,326
Non cash financing activities not included herein consist of reinvestment of distributions of:	$274,089,568
Interest Paid:	$(146,882)

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

1.  Organization

On December 16, 2014, TIFF Investment Program, Inc. was reorganized from a Maryland corporation to a Delaware statutory trust (the “Reorganization”). TIFF Investment Program, Inc. (“TIP Inc.”) was originally organized as a Maryland corporation on December 23, 1993 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, or mutual fund. On September 11, 2014, TIFF Investment Program (“TIP”) was organized as a statutory trust under Delaware law and the Board of Directors of TIP Inc. and the Board of Trustees of TIP approved the Reorganization, subject to the approval of the members of TIP Inc. At a special meeting of the members of TIP Inc. held on December 9, 2014, members voted to approve the Reorganization. As part of the Reorganization, TIP assumed TIP Inc.’s Registration under the 1940 Act and each series of TIP, TIFF Multi-Asset Fund (“MAF” or “the fund”) and TIFF Short-Term Fund (“STF”), assumed the assets and liabilities of the corresponding series of TIP Inc. As of December 31, 2014, TIP consisted of two mutual funds, MAF and STF. The financial statements and notes presented here relate only to MAF.

Investment Objective

The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

2.  Summary of Significant Accounting Policies

The fund operates as a diversified investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and OTC options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value. The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees.

The fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of trustees has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” If a private investment fund does not provide a value to MAF on a timely basis, MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable.

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP’s board of trustees. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Fair value is defined as the price that the fund would receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

The following is a summary of the inputs used as of December 31, 2014, in valuing the fund’s assets and liabilities carried at fair value:

TIFF Multi-Asset Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$1,436,878,213	$1,333,623,025	$538,867	$2,771,040,105
Participation Notes*	—	12,350,126	—	12,350,126
Corporate Bonds+	—	—	—	—
Asset-Backed Securities	—	53,554,571	—	53,554,571
Mortgage-Backed Securities	—	84,130,801	—	84,130,801
US Treasury Bonds/Notes	697,821,635	—	—	697,821,635
Exchange-Traded Funds and Mutual Funds	384,741,912	—	—	384,741,912
Private Investment Funds	—	—	992,325,280	992,325,280
Publicly Traded Limited Partnerships	4,619,374	—	—	4,619,374
Preferred Stocks*	—	15,058,592	—	15,058,592
Warrants	—	2,108,891	—	2,108,891
Short-Term Investments	978,983,469	—	—	978,983,469
Total Investments in Securities	3,503,044,603	1,500,826,006	992,864,147	5,996,734,756
Financial Futures Contracts – Interest Rate Risk	53,349	—	—	53,349
Financial Futures Contracts – Foreign Currency Risk	1,118,669	—	—	1,118,669
Forward Currency Contracts – Foreign Currency Risk	305,638	—	—	305,638
Total Other Financial Instruments	1,477,656	—	—	1,477,656
Total Assets	$3,504,522,259	$1,500,826,006	$992,864,147	$5,998,212,412

Liabilities
Common Stocks Sold Short*	$(96,882,001)	$(35,756,630)	$—	$(132,638,631)
Financial Futures Contracts – Interest Rate Risk	(3,469,905)	—	—	(3,469,905)
Financial Futures Contracts – Equity Risk	(277,007)	—	—	(277,007)
Forward Currency Contracts – Foreign Currency Risk	(83,566)	—	—	(83,566)
Swap Contracts – Equity Risk	—	(2,912,890)	—	(2,912,890)
Total Other Financial Instruments	(3,830,478)	(2,912,890)	—	(6,743,368)
Total Liabilities	$(100,712,479)	$(38,669,520)	$—	$(139,381,999)
*	Securities categorized as Level 2 primarily include listed foreign equities or participation notes whose values have been adjusted with factors to reflect changes to foreign markets after market close.
+	There are securities in this category that have a market value of zero and are categorized as Level 3.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

The fund recognizes transfers into and transfers out of the valuation levels at the beginning of the reporting period. The fund had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2014.

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/14 for the year ended 12/31/14
Common Stocks*	$3,165,515	$—	$(3,646,158)	$3,368,169	$(2,664,065)	$315,406	$—	$538,867	$(3,646,158)
Private Investment Funds	844,862,924	66,518,070	(100,153,841)	391,959,528	(210,861,401)	—	—	992,325,280	(19,195,982)
Corporate Bonds*	—	—	—	—	—	—	—	—	—
Total	$848,028,439	$66,518,070	$(103,799,999)	$395,327,697	$(213,525,466)	$315,406	$—	$992,864,147	$22,842,142
*	There are Common Stocks and Corporate Bonds categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies and procedures established by the TIP board of trustees, and the TIP Valuation Committee, which was established to serve as an agent of the Board. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.

The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the TIP board of trustees on a quarterly basis.

The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:

Common Stocks and Corporate Bonds.  Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the TIP board of trustees. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security or market trends to adjust the pricing models, if deemed necessary.

Private Investment Funds.  Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices or exchange-traded funds used in the pricing models as necessary.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

The valuation techniques and significant observable inputs used in recurring Level 3 fair value measurements of assets were as follows:

As of December 31, 2014	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average
Common Stocks and Corporate Bonds	$—	Last market price	Discount(%)	100%	100%
	538,867	Corporate action model	Future claim awards	—	—
Private Investment Funds	992,325,280	Adjusted net asset value	Manager estimates	(5.52)% – 2.65%	(0.91)%
			Market returns*	(3.98)% – 0.00%	(1.11)%
*	Weighted by estimated exposure to chosen indices or exchange-traded funds.

The following are descriptions of the sensitivity of the Level 3 reoccurring fair value measurements to changes in the significant unobservable inputs presented in the table above:

Common Stocks and Corporate Bonds.  The technique and unobservable inputs in the above chart reflect the technique and significant unobservable inputs of securities held at period end. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. An increase (decrease) in the discount would result in a lower or higher fair value measurement.

Private Investment Funds.  The range of management estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at period end. A significant increase (decrease) in the estimates received from the management of the private investment funds would result in a significantly higher or lower fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher or lower fair value measurement.

The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.

	Fair Value	Redemption Frequency	Redemption Notice Period
Multi-Strategy (a) (b)	$323,446,109	daily, quarterly, annually	2 – 65 days
Relative Value (c)	249,191,831	quarterly	65 – 90 days
Long-Short Global (d)	199,085,959	monthly	30 – 90 days
Commodity Futures (e)	191,876,032	daily	1 day
Global Equity (f)	28,725,349	quarterly	30 days
Total	$992,325,280
(a)	This strategy entails the construction of portfolios primarily comprising capital allocated to various strategies based on risk and return profiles.
(b)	This strategy includes $596,662 of illiquid investments in liquidation. The fund expects to receive distributions on a bi-monthly basis over the next one to three years.
(c)	This strategy entails the construction of portfolios seeking to exploit price differences between similar securities through both long and short positions.
(d)	This strategy entails the construction of portfolios primarily comprising long and short positions in global common stocks.
(e)	This strategy entails the construction of portfolios that seek exposure to the commodities markets primarily through futures contracts.
(f)	This strategy entails the construction of portfolios primarily comprising long positions in global common stocks.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2011 – December 31, 2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

As an open-end management investment company incorporated in the state of Maryland, but using the Pennslyvania address of its advisor, the fund may be subject to the Pennsylvania Franchise Tax, through the date of the reorganization. This franchise tax is assessed on average net assets for the tax year. The accrual for this tax is included on the Statement of Assets and Liabilities in Accrued expenses and other liabilities, and on the Statement of Operations in Miscellaneous fees and other.

Expenses

Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.

MAF has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of the fund’s net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as return of capital.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.

The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

3.  Derivatives and Other Financial Instruments

During the year ended December 31, 2014, the fund invested in derivatives, such as but not limited to futures, purchased and written options, and total return swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS or the money manager’s ability to predict and understand relevant market movements.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

The fund uses futures contracts primarily in three ways: (1) to gain long-term exposures, both long and short, to the total returns of broad equity indices, primarily in developed markets; (2) to gain long-term exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund’s fixed income holdings to targeted levels. While trades here may be opportunistic in order to rebalance or otherwise adjust the fund’s exposures, generally the fund’s holdings of futures at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year. The fund’s trading in futures tends to be centered around the quarterly roll periods and within the duration-hedging activities.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Swap Contracts

The fund uses swaps primarily in two ways: (1) to gain long-term exposures, both long and short, to the total returns of broad equity indices such as emerging markets; and (2) to gain short- or long-term exposure, both long and short, to the total returns of individual stocks and bonds, often as components of relative value strategies. While swaps falling into the first category are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers’ evolving views of the expected risk/reward of the trade, resulting at times in numerous swap transactions in a given day. The fund’s holdings of swaps at the end of the year are indicative of the types of positions held throughout the year. The number and magnitude of these positions declined throughout the period due to the liquidation of an account that was managed by a former money manager to the fund, however, the number and magnitude of the positions held at the end of the period are expected to be indicative of the number and magnitude of the positions during the upcoming period.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty are netted, with the fund receiving or paying, as the case may be, only the net difference in the two payments. If the counterparty is obligated to pay the net amount to the fund, the fund is exposed to credit risk in the event of non-performance by the counterparty. If the fund is obligated to pay the net amount, the fund’s risk of loss is that net amount.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. This risk will be greater if an independent amount applies.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. Swap contracts may also involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. Similarly, such payments may be based on the performance of an index. In return the other party would make payments, typically at a spread to a floating rate, calculated based on the notional amount.

Options

The fund generally uses options to hedge a portion (but not all) of the downside risk in its long equity and equity relative value positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a stock by writing a put option. When writing a put option, the risk to the fund is equal to the notional value of the position. The fund did not hold options at the end of the year, however, both written and purchased options were held during the year.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.

The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option, any underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.

When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

For the year ended December 31, 2014, the fund had the following transactions in written options.

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	214,820	$96,135
Options written	—	—
Options terminated in closing purchase transactions	(21,600)	(20,817)
Options expired	—	—
Options assigned	(193,220)	(75,318)
Options outstanding at December 31, 2014	—	$—

Forward Currency Contracts

The fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements. The fund’s holdings of forward currency contracts at the end of the year are indicative of the types of positions held throughout the year. The number and magnitude of these positions declined throughout the period due to the liquidation of an account that was managed by a former money manager to the fund, however, the number and magnitude of the positions held at the end of the period are expected to be indicative of the number and magnitude of the positions during the upcoming period.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

Short Selling

The fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The cash is retained by the fund’s broker as collateral for the short position. The fund must also post an additional amount of margin of 50% of the value of the short sale. Additional margin may be required as the value of the borrowed security fluctuates. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Further discussion of short selling US Government securities can be found in Note 7, Repurchase and Reverse Repurchase Agreements.

Interest Only Securities

The fund invests in interest only securities (IOs), which entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. With respect to mortgage-backed IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Derivative Disclosure

The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreement constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at year-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.

At December 31, 2014, the fund’s derivative assets and liabilities (by contract type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Warrants	$2,108,891	$—
Swap Contracts	—	(2,912,890)
Forward Currency Contracts	305,638	(83,566)
Financial Futures Contracts	1,172,018	(3,746,912)
Total derivative assets and liabilities	3,586,547	(6,743,368)
Derivatives not subject to a netting provision or similar arrangement	3,280,909	(3,746,912)
Total assets and liabilities subject to a netting provision or similar arrangement	$305,638	$(2,996,456)

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

The following table presents the fund’s derivative assets net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) received by the fund as of December 31, 2014:

Counterparty	Derivative Assets Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forward Currency Contracts
Barclays Bank plc	$8,959	$—	$—	$8,959
Deutsche Bank AG	1,086	—	—	1,086
State Street Bank & Trust Co.	295,593	(83,566)	—	212,027
Total	$305,638	$(83,566)	$—	$222,072

The following table presents the fund’s derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) pledged by the fund as of December 31, 2014:

Counterparty	Derivative Liabilities Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward Currency Contracts
State Street Bank & Trust Co.	$(83,566)	$83,566	$—	$—	(a)
Swap Contracts
Bank of America Merrill Lynch	(2,912,890)	—	2,912,890	—	(a)
Total	$(2,996,456)	$83,566	$2,912,890	$—
(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Please see Note 7, Repurchase and Reverse Repurchase Agreements, for further discussion of netting provisions and similar arrangements.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure category, as of December 31, 2014. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2014, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Asset Derivatives
Warrants	Investments, at value	$—	$—	$2,108,891	$2,108,891
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	—	305,638	—	305,638
Financial Futures Contracts	Variation margin*	53,349	1,118,669	—	1,172,018
Total Value – Assets		$53,349	$1,424,307	$2,108,891	$3,586,547
Liability Derivatives
Swap Contracts	Swap contracts, at value	—	—	(2,912,890)	(2,912,890)
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	—	(83,566)	—	(83,566)
Financial Futures Contracts	Variation margin*	(3,469,905)	—	(277,007)	(3,746,912)
Total Value – Liabilities		$(3,469,905)	$(83,566)	$(3,189,897)	$(6,743,368)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the period ended December 31, 2014, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Realized Gain (Loss)
Rights	Net realized gain (loss) from Investments	$—	$—	$(15,804)	$(15,804)
Warrants	Net realized gain (loss) from Investments	—	—	200,208	200,208
Purchased Options	Net realized gain (loss) from Investments	—	—	310,121	310,121
Written Options	Net realized gain (loss) from Options Written	—	—	9,112	9,112
Swap Contracts	Net realized gain (loss) from Swap contracts	—	—	1,813,683	1,813,683
Forward Currency Contracts	Net realized gain (loss) from Forward currency contracts	—	(94,018)	—	(94,018)
Financial Futures Contracts	Net realized gain (loss) from Financial futures contracts	(12,194,093)	6,241,148	3,756,120	(2,196,825)
Total Realized Gain (Loss)		$(12,194,093)	$6,147,130	$6,073,440	$26,477

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the period ended December 31, 2014, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Warrants	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	$—	$—	$88,787	$88,787
Purchased Options	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	—	—	(119,156)	(119,156)
Written Options	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	—	—	(16,813)	(16,813)
Swap Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	(6,002,716)	(6,002,716)
Forwards Currency Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	466,801	—	466,801
Financial Futures Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	(4,089,083)	(780,356)	5,338,322	468,883
Total Change in Appreciation (Depreciation)		$(4,089,083)	$(313,555)	$(711,576)	$(5,114,214)

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

4.  Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates

TIP’s board of trustees has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (> $3 billion)	0.18%

TIP’s board of trustees has approved money manager agreements with each of the money managers. Certain money managers will receive annual management fees equal to a stated percentage of the value of fund assets under management by such money manager that is adjusted upward or downward, usually proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return or is otherwise based on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management by such money manager with a single rate or on a descending scale. Money managers who provided services to the fund and their fees as a percent of assets managed during the year ended December 31, 2014, were as follows:

	Minimum	Maximum	Annualized Effective Fee Rate
AJO, LP (a)	0.10%	0.50%	0.40%
Amundi Smith Breeden LLC – Beta (b)	0.02%	0.03%	0.03%
Amundi Smith Breeden LLC – High Alpha (c)	0.25%	(c)	0.65%
Amundi Smith Breeden LLC – Low Alpha (a)	0.10%	0.85%	0.43%
Brookfield Investment Management Inc. (a)	0.50%	2.50%	1.99%
Glenhill Capital Advisors, LLC (d)	0.55%	(d)	0.66%
Kopernik Global Investors, LLC (b)	0.50%	0.65%	0.55%
Lansdowne Partners (UK) LLP (b)	0.80%	0.80%	0.80%
Marathon Asset Management, LLP – ACWI (a) (e)	0.15%	1.60%	0.41%
Marathon Asset Management, LLP – EAFE (a)	0.15%	1.60%	0.47%
Marathon Asset Management, LLP – EM (e) (f)	0.35%	(f)	0.35%
Mission Value Partners, LLC (g)	0.25%	(g)	1.61%
Mondrian Investment Partners Limited (b)	0.30%	0.43%	0.31%
OVS Capital Management LLP (h)	0.50%	(h)	1.13%
Shapiro Capital Management LLC (a)	0.50%	0.95%	0.84%
Southeastern Asset Management, Inc. (b)	0.75%	1.00%	0.75%
(a)	Money manager receives a fee that is based on performance. The effective fee may fall outside of the minimum and maximum range because performance fees may be based on either assets or performance from a period other than the period covered by this report.
(b)	Money manager receives a fee that is based on assets under management, irrespective of performance. For those money managers whose fee agreements include breakpoints, the minimum and maximum reflect the last level and the first level of the breakpoints, respectively.
(c)	Amundi Smith Breeden High Alpha Account’s compensation entails an asset-based fee schedule with breakpoints of 0.30% and 0.25%, and a performance fee, pursuant to which Amundi Smith Breeden will receive up to 10% of a performance accrual account which accumulates 20% of the net appreciation or depreciation earned over a specific hurdle generated by the portfolio for each calendar month.
(d)	Glenhill’s compensation entails an asset-based fee schedule with breakpoints between 0.55% and 0.75%, and a performance fee, pursuant to which Glenhill will receive 15% of the amount of appreciation generated by the portfolio over a specified hurdle, subject to a high-water mark.
(e)	Marathon ceased managing assets in its All Country World (“ACWI”) portfolio on March 31, 2014. Marathon commenced managing its Emerging Markets (“EM”) portfolio on April 1, 2014.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014
(f)	Marathon’s compensation for its EM account entails an asset based fee of 0.35% per year and a performance fee, pursuant to which Marathon will receive 20% of the amount of appreciation generated by the portfolio over a specified hurdle, subject to a high water mark.
(g)	Mission Value Partners’ compensation entails an asset-based fee schedule with breakpoints between 0.25% and 1.00%, and a performance fee. Pursuant to the performance fee agreement, Mission Value Partners will receive up to 1.00% of the amount by which the annualized return generated by the portfolio exceeds that of its hurdle, measured over a rolling thirty-six month period, multiplied by the average daily net asset value of such assets over the same thirty-six month period.
(h)	OVS ceased managing assets for MAF as of May 8, 2014. Prior to that date, OVS’s compensation entailed an asset-based fee that was dependent, in part, on total assets OVS invested for MAF and assets that OVS managed for other clients, and ranged between 0.50% and 1.50% per year. Additionally, OVS received a performance fee that ranged between 10% and 15% of the amount of appreciation above a specified hurdle generated by the portfolio provided the dollar amount of prior year losses, if any, has been recovered. As with the asset-based fee, the performance fee varied within the range depending in part on total assets OVS invests for MAF and assets that OVS manages for other clients. The effective fee rate shown here is not annualized, but instead reflects the fee rate for the actual period during which OVS managed assets for MAF. Had the effective fee rate been annualized, it would have been 3.18%.

TAS entered an agreement with State Street Global Markets (SSGM) pursuant to which SSGM may act from time to time as a trading advisor with respect to a portion of the fund’s assets. SSGM provided such services through July 9, 2014 and may again provide such services in the future. For these services, the fund paid 0.01% on the month-end balance of such fund assets. SSGM does not provide investment advice or exercise discretion over the fund’s assets. Fees for such services paid to SSGM are reflected as money manager fees on the Statement of Operations.

With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to the fund under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets.

TIP’s board of trustees, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board of trustees, received compensation of $48,989 from MAF for the year ended December 31, 2014, for service as independent chair.

5.  Investment Transactions

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2014, were as follows:

	Purchases	Sales
Non-US Government Securities	$3,588,712,559	$3,189,802,837
US Government Securities	$1,295,024,382	$820,042,398

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

6.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) of investment securities, other than proceeds from securities sold short, at December 31, 2014, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$605,072,272	$(461,720,912)	$143,351,360	$5,853,383,396

The difference between the tax cost of investments and the cost of investments for US GAAP purposes is primarily due to the tax treatment of wash sale losses, income/losses from underlying partnerships, distributions from real estate investment trusts, and marked-to-market of investments in passive foreign investment companies.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital account based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2014, the fund made the following reclassifications primarily due to foreign currency gains/(losses), swap gains/(losses), and the tax treatment of investments in real estate investment trusts, passive foreign investment companies, investment partnerships, and regulated investment companies:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$16,403,054	$(16,403,054)	$ —

At December 31, 2014, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
$30,704,833	$31,028,166	$ —(b)	$124,182,516
(a)	Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.
(b)	Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than considered short-term under previous law.

MAF did not carry forward any capital losses incurred prior to the Act, and the fund did not incur additional capital losses subject to the Act.

In addition, the fund can elect to defer qualified late year losses incurred after October 31, 2014 but before December 31, 2014, which are deemed to arise on the first business day of the following year. MAF did not have any late year losses.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

The amount and character of tax basis distributions paid during the years ended December 31, 2013 and December 31, 2014, are detailed below. Certain differences exist from the amounts reflected in the fund’s Statement of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2014				2013
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$136,978,211	$268,440,487	$—	$405,418,698	$196,852,485	$386,226,755	$—	$583,079,240

7.  Repurchase and Reverse Repurchase Agreements

The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest. Certain transactions are not considered to be collateralized fully either because the value of the securities received from the counterparty is less than the repurchase price thereof or the fund elects to use the securities received for another purpose and therefore does not maintain a perfected security interest in the securities. In some instances, the collateral obtained as part of the repurchase agreement may then be borrowed to settle a short sale trade. Such transactions afford an opportunity for the fund to pay or receive the market return on the security received as collateral in the repurchase agreement. At the end of the repurchase agreement, the fund is obligated to return this borrowed collateral to the counterparty and thus will close out the short position by buying back the collateral in the market.

In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.

If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the fund may incur a loss upon their disposition. In addition, although the Bankruptcy Code provides protection for most repurchase agreements (generally, those that are collateralized fully), in the event that the other party to a repurchase agreement becomes bankrupt, the fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert this right. In addition, to the extent that the value of the securities received from the counterparty on a repurchase transaction is less than the repurchase price, the fund may suffer a loss of that amount in the event of the bankruptcy of the counterparty. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Open reverse repurchase agreements at December 31, 2014, were as follows:

Description	Face Value
Barclays Capital, Inc., 0.35%, dated 12/30/14, to be repurchased on 01/06/15 at $61,064,132	$61,059,976

For the year ended December 31, 2014, the average balance outstanding was $103,021,240 and the average interest rate was 0.11%.

The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of December 31, 2014:

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral	Net Amount
Fixed Income Clearing Corp.	$424,102,057	$—	$424,102,057	$—
Total	$424,102,057	$—	$424,102,057	$—

The following table presents the fund’s reverse repurchase agreements net of amounts available for offset and net of the related collateral pledged by the fund as of December 31, 2014:

Counterparty	Liabilities Subject to a Netting Provision or Similar Arrangement	Assets Available for Offset	Collateral Pledged	Net Amount
Barclays Capital, Inc.	$61,059,976	$—	$(61,059,976)	$—
Total	$61,059,976	$—	$(61,059,976)	$—

Please see Note 3, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.

8.  Capital Share Transactions

While there are no sales commissions (loads) or 12b-1 fees, MAF assesses entry and exit fees of 0.50% of capital invested or redeemed. These fees, which are paid to the fund directly, not to TAS or other vendors supplying services to the fund, are designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from a transacting member’s purchases, exchanges, and redemptions of MAF shares. They are also designed to encourage investment only by members with a long-term investment horizon. Further, they are designed to discourage market timing or other inappropriate short-term trading by members. The entry and exit fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions.

9.  Concentration of Risks

MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund engages multiple external money managers, each of which manages a portion of the fund’s assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2014

The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The fund invests in asset-backed and mortgage-backed securities. These investments may involve credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic conditions.

10.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
TIFF Investment Program

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (one of the series constituting TIFF Investment Program) (the “Fund”) as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF Multi-Asset Fund (one of the series constituting TIFF Investment Program) at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 27, 2015

TIFF Multi-Asset Fund
December 31, 2014
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of MAF, if any, paid during the taxable year ended December 31, 2014.

Qualified dividend income of $52,005,322 represents distributions paid from investment company taxable income for the year ended December 31, 2014, which may be subject to a maximum tax rate of 20% for those members subject to federal income taxation on fund distributions, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

TIFF Multi-Asset Fund
December 31, 2014
Approval of Money Manager Agreements (Unaudited)

Approval of New Money Manager Agreement with Kopernik Global Investors, LLC

During an in-person meeting held on December 11, 2014, the board of trustees of TIP, all of whom are not “interested persons” of TIP (the “Board” or “trustees”), as that term is defined in the 1940 Act, evaluated and approved on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”) a money manager agreement between TIP and Kopernik Global Investors, LLC (“Kopernik”), a new money manager managing assets on behalf of Multi-Asset Fund, effective December 16, 2014.

Consideration of Money Manager Agreement by the Board

In considering the money manager agreement with Kopernik for Multi-Asset Fund, the Board requested and considered a wide range of information from TAS and Kopernik in advance of the meeting. The Board considered information regarding Kopernik’s personnel and services, investment strategies and philosophies, portfolio management, potential portfolio holdings, and fees and expenses. The Board also considered the performance of other accounts that had been managed by Kopernik’s investment professionals. Information about Kopernik’s proposed brokerage practices was also provided, including proposed allocation methodologies, best execution policies, and soft dollar arrangements. The Board considered information with respect to the compliance and administration of Kopernik, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance program, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Kopernik, of which there were none.

The Board also considered a memorandum from its independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and state law and the factors the Board should consider in its evaluation of the money manager agreement. The Board also reviewed Kopernik’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement, as well as responses to additional questions posed by the Board regarding Kopernik’s expected investment opportunities and strategies, performance benchmarks, investment professionals, “key man” risk, and proposed fee schedule.

The Board considered a number of additional factors in evaluating the money manager agreement with Kopernik on behalf of Multi-Asset Fund. The Board considered information describing the anticipated impact of adding Kopernik as a money manager to Multi-Asset Fund; the advisory services Kopernik was expected to provide to the Fund; the potential benefits of including Kopernik as a money manager to the Fund; and other information deemed relevant. The potential benefits of adding Kopernik as a money manager of Multi-Asset Fund were identified as: (1) the addition of a new investment philosophy and unique value-oriented investment approach; (2) active management style; (3) an approach that complements the investment strategies of certain other Multi-Asset Fund money managers, leaving little overlap in exposures; and (4) historical performance records and experience of Kopernik’s investment professionals and their reputations in the industry. The Board noted that Kopernik was founded in mid-2013 and considered the start-up risks associated with this relationship.

The Board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with Kopernik. The Board did not specifically consider the profitability of Kopernik expected to result from its relationship with the Fund because Kopernik is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to Kopernik were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Kopernik in connection with providing services to the Fund; (3) the nature, quality, and extent of the services expected to be performed by Kopernik; and (4) the expected effects of adding Kopernik as a money manager of Multi-Asset Fund. The Board considered the experience of Kopernik’s investment personnel. The Board noted that Kopernik’s proposed fee schedule included breakpoints that could enable the Fund to benefit from economies of scale. The Board further noted that, under the fee schedule, the breakpoints could be triggered by an

TIFF Multi-Asset Fund
December 31, 2014

Approval of New Money Manager Agreement with Kopernik Global Investors, LLC (continued)

increase in Multi-Asset Fund’s assets as well as an increase in the assets of any other funds or other accounts advised by TAS or its affiliates that are managed by Kopernik or its affiliates.

In arriving at its decision to approve the money manager agreement with Kopernik, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the Board voted to approve the money manager agreement with Kopernik for Multi-Asset Fund. Prior to a vote being taken, the Board met separately in executive session to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the money manager agreement with Kopernik was reasonable, fair, and in the best interests of the Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the Board’s view, approving the money manager agreement with Kopernik was desirable and in the best interests of Multi-Asset Fund and its members.

TIFF Short-Term Fund
December 31, 2014
Portfolio Management Review (Unaudited)

Strategy Overview

As it seeks to track closely, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index, the fund invests almost exclusively in US Treasury bills. Very small fractions of STF’s capital not susceptible to investment in T-bills for administrative reasons get invested routinely in repurchase agreement transactions fully collateralized by US Treasury obligations, with such holdings constituting customarily a small portion of STF’s net assets.

Although short-term (6-month) US Treasury debt is currently yielding well under 0.1%, there is some expectation in the marketplace that the Federal Reserve may raise short-term rates sometime in 2015. If this were to occur, STF could see an increase in its returns, though there can be no assurance that returns will be positive.

Performance Review

The short-term Treasury market produced extremely low yields again during 2014 as the Federal Reserve Board continued its longstanding low interest rate policy in an effort to spur economic growth. As would be expected in such an environment, TIFF Short-Term Fund (STF) produced a negative return of -0.20%, for the year ended December 31, 2014. As has been noted before in this space, STF’s administrative and rebalancing costs contribute (negatively) to reported performance. The rebalancing portion of these costs results from TAS’s effort to keep duration, or interest rate sensitivity, in line with that of the fund’s performance benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index. In 2014, market yields were simply not high enough to outweigh the fund’s ongoing costs. The benchmark index, which has no rebalancing or administrative costs, returned 0.12% for the year. STF was able to keep performance from declining more than -0.20% in the face of ongoing costs primarily through the method used by TAS’s staff to continually rebalance the fund. Staff has the discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

TIFF Short-Term Fund
December 31, 2014

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

Prior to July 2004, the fund employed a different investment approach and manager than those currently employed. Investments in debt securities typically decrease in value when interest rates rise although the risk is less for short-term debt securities than long-term debt securities.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/14

	Calendar Year 2014	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	-0.20%	-0.10%	-0.06%	1.54%	3.00%	83.81%
BofA ML US 6-Month T-Bill*	0.12%	0.16%	0.22%	1.86%	3.16%	89.78%

Total return assumes dividend reinvestment. STF’s annualized expense ratio for calendar year 2013 is 0.20% (a regulatory mandate requires the use in this report of the same expense ratio as shown in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2013, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio may differ for 2014.

Commencement of operations was May 31, 1994.

*	The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.

Note: Performance data for periods prior to 2005 reflects an expense waiver. Without the expense waiver, total returns would have been lower for those periods.

Performance of a $50,000 Investment (Unaudited)	Ten year period ended 12/31/14

Past performance is not a guarantee of futures results.

The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Short-Term Fund
December 31, 2014
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expense Paid During the Period* 7/1/14 – 12/31/14
1) Actual	$1,000.00	$998.00	$2.57
2) Hypothetical	$1,000.00	$1,022.63	$2.60
*	Expenses are equal to the fund’s annualized expense ratio of 0.51% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Summary Schedule of Investments (Unaudited)

US Treasury Bills	97.7%
Repurchase Agreement Used for Cash Management Purposes	8.5%
Total Investments	106.2%
Liabilities in Excess of Other Assets	(6.2)%
Net Assets	100.0%

TIFF Short-Term Fund
December 31, 2014
Financial Highlights

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
For a share outstanding throughout each period
Net asset value, beginning of year	$9.89	$9.90	$9.90		$9.90		$9.90
Income (loss) from investment operations
Net investment income (loss)	(0.03)	(0.01)	(0.01)		(0.01)		0.00	(a)
Net realized and unrealized gain on investments	0.01	0.00 (a)	0.01		0.01		0.00	(a)
Total from investment operations	(0.02)	(0.01)	(0.00)		(0.00)		0.00
Less distributions from
Net investment income	—	—	—		—		(0.00	)(a)
Net asset value, end of year	$9.87	$9.89	$9.90		$9.90		$9.90
Total return (b)	(0.20)%	(0.10)%	0.00	%(c)	0.00	%(d)	0.03%
Ratios/supplemental data
Net assets, end of year (000s)	$104,383	$148,294	$136,549		$159,290		$208,986
Ratio of expenses to average net assets	0.35%	0.20%	0.20%		0.18%		0.16%
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.11)%	(0.09)%		(0.06)%		0.01%
Portfolio turnover (e)	—%	—%	—%		—%		—%

(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	The actual return is (0.001)%, which rounds to (0.00)%.
(d)	Rounds to less than 0.01%.
(e)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Schedule of Investments

	Principal Amount	Value
Investments — 106.2% of net assets
Short-Term Investments — 106.2%
Repurchase Agreement Used for Cash Management Purposes — 8.5%
Fixed Income Clearing Corp. issued on 12/31/14 (proceeds at maturity $8,893,752) (collateralized by US Treasury Notes, due 04/15/18 through 01/31/19 with a total principal value of $8,985,000 and a total market value of $9,076,013) 0.000%, 01/02/15
(Cost $8,893,752)	$8,893,752	$8,893,752
US Treasury Bills(a) — 97.7%
US Treasury Bill, due on 04/30/15	9,000,000	8,998,677
US Treasury Bill, due on 05/07/15	10,000,000	9,998,440
US Treasury Bill, due on 05/14/15	10,000,000	9,998,070
US Treasury Bill, due on 05/21/15	2,000,000	1,999,556

	Principal Amount	Value
US Treasury Bill, due on 06/04/15	$24,000,000	$23,992,872
US Treasury Bill, due on 06/11/15	22,000,000	21,993,642
US Treasury Bill, due on 06/18/15	10,000,000	9,996,060
US Treasury Bill, due on 06/25/15	3,000,000	2,998,731
US Treasury Bill, due on 07/02/15	4,000,000	3,997,588
US Treasury Bill, due on 12/10/15	8,000,000	7,983,472
Total US Treasury Bills (Cost $101,953,154)		101,957,108
Total Short-Term Investments (Cost $110,846,906)		110,850,860
Total Investments — 106.2% (Cost $110,846,906)		110,850,860
Liabilities in Excess of Other Assets — (6.2)%		(6,467,365)
Net Assets — 100.0%		$104,383,495
(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Assets and Liabilities

December 31, 2014
Assets
Investments in securities, at value (cost: $101,953,154)	$101,957,108
Repurchase agreements (cost: $8,893,752)	8,893,752
Total investments (cost: $110,846,906)	110,850,860
Receivables:
Investment securities sold	999,874
Total Assets	111,850,734
Liabilities
Payables:
Investment securities purchased	3,997,697
Capital stock redeemed	3,260,000
Accrued taxes	120,000
Accrued expenses and other liabilities	86,189
Investment advisory and administrative fees	3,353
Total Liabilities	7,467,239
Net Assets	$104,383,495
Shares Outstanding (unlimited authorized shares, par value $0.001)	10,579,745
Net Asset Value Per Share	$9.87
Net Assets Consist of:
Capital stock	$104,379,541
Accumulated net investment loss	—
Accumulated net realized loss on investments	—
Net unrealized appreciation on investments	3,954
$104,383,495

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Operations

Year Ended December 31, 2014
Investment Income
Interest	$76,309
Total Investment Income	76,309
Expenses
Fund administration fees	110,195
Professional fees	61,205
Investment advisory fees	33,008
Administrative fees	11,003
Chief compliance officer fees	3,177
Miscellaneous fees and other:
Taxes	120,000
Registration fees	29,714
Miscellaneous fees and other	12,233
Total Expenses	380,535
Net Investment Loss	(304,226)
Net Realized Gain (Loss) from:
Investments	22,797
Net Realized Gain	22,797
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,542)
Net Realized and Unrealized Gain on Investments	14,255
Net Decrease in Net Assets Resulting from Operations	$(289,971)

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets From Operations
Net investment loss	$(304,226)	$(149,551)
Net realized gain on investments	22,797	18,876
Net change in unrealized appreciation (depreciation) on investments	(8,542)	2,645
Net Decrease in Net Assets Resulting from Operations	(289,971)	(128,030)
Distributions
From net investment income	—	—
Decrease in Net Assets Resulting from Distributions	—	—
Capital Share Transactions
Proceeds from shares sold	140,681,400	254,477,564
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(184,301,645)	(242,605,117)
Net Increase (Decrease) From Capital Share Transactions	(43,620,245)	11,872,447
Total Increase (Decrease) in Net Assets	(43,910,216)	11,744,417
Net Assets
Beginning of year	148,293,711	136,549,294
End of year	$104,383,495	$148,293,711
Including accumulated net investment income (loss)	$—	$—
Capital Share Transactions (in shares)
Shares sold	14,228,272	25,713,417
Shares reinvested	—	—
Shares redeemed	(18,638,013)	(24,514,174)
Net Increase (Decrease)	(4,409,741)	1,199,243

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Cash Flows

Year Ended December 31, 2014
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$(289,971)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Purchase)/Sale of short term investments, net	40,727,726
Increase in accrued taxes	120,000
Increase in accrued expenses and other liabilities	11,516
Decrease in investment advisory and administrative fees payable	(1,668)
Net realized (gain) loss from investments	(22,797)
Net change in unrealized (appreciation) depreciation on investments	8,542
Net cash provided by (used in) operating activities	40,553,348
Cash flows provided by (used in) financing activities
Proceeds from shares sold	140,681,400
Payment for shares redeemed	(181,234,748)
Net cash provided by (used in) financing activities	(40,553,348)
Net increase (decrease) in cash	—
Cash at beginning of year	—
Cash at end of year	$—

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2014

1.  Organization

On December 16, 2014, TIFF Investment Program, Inc. was reorganized from a Maryland corporation to a Delaware statutory trust (the “Reorganization”). TIFF Investment Program, Inc. (“TIP Inc.”) was originally organized as a Maryland corporation on December 23, 1993 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, or mutual fund. On September 11, 2014, TIFF Investment Program (“TIP”) was organized as a statutory trust under Delaware law and the Board of Directors of TIP Inc. and the Board of Trustees of TIP approved the Reorganization, subject to the approval of the members of TIP Inc. At a special meeting of the members of TIP Inc. held on December 9, 2014, members voted to approve the Reorganization. As part of the Reorganization, each series of TIP, TIFF Multi-Asset Fund (“MAF”) and TIFF Short-Term Fund (“STF” or “the fund”), assumed the assets and liabilities of the corresponding series of TIP Inc. As of December 31, 2014, TIP consisted of two mutual funds, MAF and STF. The financial statements and notes presented here relate only to STF.

Investment Objective

STF’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2.  Summary of Significant Accounting Policies

The fund operates as a diversified investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services  —  Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value.

Fair value is defined as the price that the fund would receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

During the year ending December 31, 2014, all of the fund’s investments were valued using Level 1 inputs, and as a result, there were no transfers between any of the fair value hierarchy levels.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2014

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2011 - December 31, 2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

As an open-end management investment company incorporated in the state of Maryland, but using the Pennsylvania address of its advisor, the fund may be subject to the Pennsylvania Franchise Tax, through the date of the reorganization. This franchise tax is assessed on average net assets for the tax year. The accrual for this tax is included on the Statement of Assets and Liabilities in Accrued taxes, and on the Statement of Operations in Taxes.

Expenses

Expenses directly attributable to STF are charged to that fund’s operations; expenses that are applicable to all TIP funds are allocated among them based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the policy of the fund to declare dividends, if any, from net investment income monthly and capital gains distributions at least annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the fund’s assets, less its liabilities, by the number of outstanding shares of the fund.

3.  Investment Advisory and Other Agreements, and Other Transactions with Affiliates

TIP’s board of trustees has approved an investment advisory agreement with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.03%
On the next $1 billion	0.02%
On the remainder (> $2 billion)	0.01%

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2014

TAS provides certain administrative services to TIP under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.01% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. STF pays a pro rata portion of such costs based on its share of TIP’s net assets.

TIP’s board of trustees, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board of trustees, received compensation of $1,011 from STF for the year ended December 31, 2014, for service as independent chair.

4.  Federal Tax Information

For federal income tax purposes, the cost of investments owned at December 31, 2014, has been estimated since the final tax characteristic cannot be determined until fiscal year end. The cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) on investment securities, at December 31, 2014, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$5,510	$(1,556)	$3,954	$110,846,906

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2014, the fund made the following reclassifications primarily due to the tax treatment of net operating loss:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$304,226	$165,240	$(469,466)

The components of distributable earnings/(accumulated losses) on a tax basis detailed below could differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation)
$ —	$ —	$ —(a)	$3,954
(a)	Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than considered short-term under previous law.

Short-Term Fund's capital loss carryovers of $188,037 were incurred prior to the Regulated Investment Company Modernization Act of 2010 (the “Act”). Thus, they will retain their character as short-term losses until they expire on December 31, 2014. The fund utilized $22,797 of capital loss carryovers, and the remaining $165,430 of capital loss carryovers expired.

Certain differences can occur from the amounts reflected in the fund’s Statements of Changes in Net Assets primarily due to the character of net short-term capital gains treated as ordinary income for tax purposes. During the years ended December 31, 2014 and December 31, 2013, there were no such differences.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2014

5.  Repurchase Agreements

The fund will engage in repurchase transactions with parties approved by TAS.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty.

6.  Concentration of Risks

The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

7.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
TIFF Investment Program

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Short-Term Fund (one of the series constituting TIFF Investment Program) (the “Fund”) as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF Short-Term Fund (one of the series constituting TIFF Investment Program) at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 27, 2015

TIFF Short-Term Fund
December 31, 2014
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the TIP fund voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

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Governance
Member Meeting (Unaudited)

A special meeting of members of TIFF Investment Program, Inc. (“TIP Inc.”) was held on December 9, 2014. At the meeting, the following matters were voted on and approved by the members, as reported below.

Proposal 1

Elect directors of TIP Inc.
Number of Votes* Voted:

Craig R. Carnaroli

For	Against	Abstain	Broker Non-Votes
3,330,890,612.96	6,741,667.45	5,723,265.13	0

William F. McCalpin

For	Against	Abstain	Broker Non-Votes
3,330,890,612.96	6,741,667.45	5,723,265.13	0

N.P. “Narv” Narvekar

For	Against	Abstain	Broker Non-Votes
3,330,890,612.96	6,741,667.45	5,723,265.13	0

Amy B. Robinson

For	Against	Abstain	Broker Non-Votes
3,330,890,612.96	6,741,667.45	5,723,265.13	0

Proposal 2

Approve the Agreement and Plan of Reorganization and Liquidation that provides for the reorganization of TIP Inc. into TIP, a newly formed Delaware statutory trust.

Number of Votes* Voted:

For	Against	Abstain	Broker Non-Votes
3,270,676,743.13	6,741,667.45	65,937,134.96	0
*	Members were entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of common stock of MAF or STF held by such member on the record date for the meeting.

Trustees And Principal Officers (Unaudited)

The board of trustees of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among the responsibilities of the board of trustees are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees; and electing TIP officers.

Each trustee serves the fund until his or her termination, or until the trustee’s retirement, resignation, or death, or otherwise as specified in TIP’s Bylaws. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.

The Statement of Additional Information has additional information regarding the board of trustees. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov.

Independent Trustees

William McCalpin
Born 1957 Trustee since February 2008 Board Chair since 2008 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Chief Executive Officer, Imprint Capital Advisors LLC, an investment advisory firm (2013 – present); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – present).
Chair of the Board of Trustees of The Janus Funds (2008 – present).
Other Directorships: The Janus Funds, FB Heron Foundation.
N.P. “Narv” Narvekar
Born 1962 Trustee since January 2010 2 funds overseen	Principal Occupation(s) During the Past Five Years:
President and CEO, The Columbia Investment Management Company, which manages Columbia University’s endowment.
Other Directorships: The Chapin School.
Craig R. Carnaroli
Born 1963 Trustee since January 2012 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania
Other Directorships: University City District; University City Science Center; Philadelphia Industrial Development Corporation, Visit Philadelphia; The Connelly Foundation.
Amy B. Robinson
Born 1967 Trustee since September 2013 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Vice President and Chief Financial Officer, The Kresge Foundation.
Other Directorships: Foundation Financial Officers Group, Mt. Clemens Montessori Academy, Member of the Detroit Riverfront Conservancy Audit Committee. Advisor to the UAW Retiree Medical Benefits Trust Audit Committee.

Trustees And Principal Officers (Unaudited)

Principal Officers

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc.; President and CEO,
TIFF Investment Program
Directorships: TIFF Advisory Services, Inc., Mercy Investment Services, Inc., The Nelson Foundation.
Laurence H. Lebowitz
Born 1960 Vice President and CIO since September 2010	Principal Occupation(s) During the Past Five Years:
President/Chief Investment Officer, TIFF Advisory Services, Inc. (2010 – present). Chairman/Managing Director,
HBK Capital Management (1992 – 2009).
Directorships: TIFF Advisory Services, Inc.
Dawn I. Lezon
Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years: Vice President/Treasurer, TIFF Advisory Services, Inc.

Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc.

Richelle S. Maestro
Born 1957 Vice President and Chief Legal Officer since March 2006, Secretary since December 2011	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, TIFF Advisory Services, Inc. Secretary, TIFF Advisory Services, Inc. (2011 – present)

Christian A. Szautner
Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years: Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc.

TIFF Investment Program

MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS

TIFF Multi-Asset Fund
AJO, LP
Amundi Smith Breeden LLC
Brookfield Investment Management Inc.
Canyon Capital Advisors LLC (AF)
Convexity Capital Management LP (AF)
Farallon Capital Management, LLC (AF)
Glenhill Capital Advisors, LLC
Hudson Bay Capital Management LP (AF)
Kopernik Global Investors, LLC
Lansdowne Partners (UK), LLP
Lansdowne Partners Limited (AF)
Lone Pine Capital LLC (AF)
Marathon Asset Management, LLP
Mission Value Partners, LLC
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group (AF)
QVT Financial LP (AF)
Shapiro Capital Management LLC
Southeastern Asset Management, Inc.
SummerHaven Investment Management, LLC (AF)
TIFF Advisory Services, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

ADVISOR TIFF Advisory Services, Inc.

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone   610-684-8200
fax        610-684-8210

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210

FUND DISTRIBUTOR
Foreside Fund Services, LLC
3 Canal Plaza
Suite 100
Portland, ME 04101

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
One Commerce Square
Suite 700
2005 Market Street
Philadelphia, PA 19103

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF’s website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2014, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Craig R. Carnaroli and Amy B. Robinson, each of whom is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2014 and 2013 were $148,965 and $151,685, respectively.

(b)	AUDIT-RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. Fees billed by Ernst &Young LLP to the Registrant for fiscal years ended December 31, 2014 and 2013 were $3,700 and $3,600, respectively. These fees were for the review of the Registrant’s semi-annual report.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Ernst & Young LLP, for the fiscal years ended December 31, 2014 and 2013 were $86,350 and $87,760, respectively. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2014 or 2013.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2)	Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2014 and 2013 were $261,766 and $205,497, respectively.

(h)	The Registrant’s audit committee of the Board of Directors has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedure for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics as described in item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	03/04/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	03/04/2015

By (Signature and Title)	/s/ Dawn I. Lezon
Dawn I. Lezon, Treasurer and Chief Financial Officer

Date	03/04/2015